UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-07470

HERITAGE SERIES TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway St. Petersburg, FL	33716

(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-8143

STEPHEN G. HILL, PRESIDENT

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

CLIFFORD J. ALEXANDER, ESQ.

Kirkpatrick & Lockhart Nicholson Graham LLP

1601 K Street, NW

Washington, D.C. 20006-1600

Date of fiscal year end: October 31

Date of reporting period: April 30, 2006

Item 1. Reports to Shareholders

Heritage Series Trust

Semiannual Report

May 15, 2006

Dear Valued Shareholders:

I am pleased to present you the Heritage Series Trust (the “Trust”) semiannual report for the six-month period ended April 30, 2006. The table below shows each fund’s Class A shares returns and the returns for each fund’s benchmark index(a) for the various periods ended April 30, 2006.

		Average Annual Returns
As of April 30, 2006	6-Month	1-Year	5-Years	10-Years
Core Equity Fund Class A Shares
With front-end sales charge	3.32%	N/A	N/A	N/A
Without front-end sales charge	8.47%	N/A	N/A	N/A
S&P 500 Index	9.63%	N/A	N/A	N/A

Diversified Growth Fund Class A Shares
With front-end sales charge	11.75%	20.84%	8.67%	N/A
Without front-end sales charge	17.32%	26.86%	9.73%	N/A
Russell Midcap® Growth Index	15.18%	28.27%	5.77%	N/A

International Equity Fund Class A Shares
With front-end sales charge	21.60%	35.83%	7.72%	6.21%
Without front-end sales charge	27.67%	42.61%	8.78%	6.73%
MSCI EAFE® Index	23.12%	34.00%	9.59%	7.03%

Mid Cap Stock Fund Class A Shares
With front-end sales charge	7.98%	19.41%	9.29%	N/A
Without front-end sales charge	13.37%	25.37%	10.36%	N/A
S&P MidCap 400 Index	15.26%	28.32%	10.73%	N/A

Small Cap Stock Fund Class A Shares
With front-end sales charge	13.48%	22.91%	9.43%	8.36%
Without front-end sales charge	18.23%	29.04%	10.50%	8.89%
Russell 2000® Index	18.91%	33.47%	10.90%	9.58%

All of the returns quoted above include the effect of reinvested dividends. The 1-, 5-, and 10-year periods are annualized returns. The performance numbers quoted above for Class A shares are shown with and without the imposition of a front-end sales charge (which is 4.75% for each fund listed) and include the deduction of fund expenses. The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Past performance does not guarantee future results and current performance information may be higher or lower than the performance data quoted. To obtain more current performance data, please visit our website at www.HeritageFunds.com.

(a) Please keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 widely-held large stocks that are considered representative of the U.S. stock market. Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. These stocks are also members of the Russell 1000® Growth Index. Morgan Stanley Capital International Europe, Australasia, and Far East® Index (MSCI EAFE® Index) is representative of the securities markets of twenty-one developed market countries in Europe, Australasia and the Far East. Standard & Poor’s MidCap 400 Index is an unmanaged index consisting of 400 mid-sized domestic companies chosen for market size, liquidity and industry group representation. Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, representative of the U.S. small capitalization securities market.

In the following pages, the performance of each fund is discussed in detail by each fund’s portfolio managers and followed by a listing of each fund’s portfolio holdings. Please keep in mind that these views are not meant as investment advice and although some of the described portfolio holdings were viewed favorably, there is no guarantee a fund will continue to hold these securities in the future. If you wish to review additional information on the portfolio holdings of each fund, a complete schedule has been filed with the Securities and Exchange Commission since July 31, 2004, for the first and third quarters of the Trust’s fiscal year end on Form N-Q. These filings are available on the SEC’s website at www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

I would like to take this opportunity to remind you that your investment in a fund is subject to certain risks. For your convenience, we have included on the last two pages of this semiannual report, a list of these principal risk factors and their detailed explanations from the prospectus dated January 3, 2006. In addition to risks, we ask that you carefully consider the investment objectives, charges and expenses of each fund. Please contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about each fund.

Thank you for your support and confidence in the Heritage Series Trust.

Sincerely,

Stephen G. Hill
President

Discussion of Core Equity Fund Performance

During an interview conducted on May 15, 2006, Richard Skeppstrom, E. Craig Dauer, CFA, John Jordan, CFA, and Robert Marshall, the portfolio managers of the Heritage Series Trust — Core Equity Fund (the “Fund”), discussed the Fund’s performance for the six-month period ended April 30, 2006. For performance returns, please see Stephen G. Hill’s letter on page one of this report.

Q: Describe the investment strategy used for the Fund during the reporting period.

A: Management of the Fund during this reporting period was consistent with its stated objectives and strategies. The objective of seeking long-term growth through capital appreciation continued via a fundamentally-driven, “bottom-up”(a) research process that is combined with a proprietary relative-valuation discipline used for purchase and sale decisions. In-depth knowledge of individual companies leads to the rigorous internal development of achievable growth estimates for companies in the research universe which, in turn, are evaluated within a relative valuation model that is updated daily for changing prices. The resulting expected return rankings support a discipline of purchasing shares of what we believe are reasonably-priced companies with achievable growth potential and avoiding or selling high-priced alternatives when in our opinion the market’s implicit growth expectations are not achievable.

Q: How would you describe the overall U.S. market environment and condition during the reporting period?

A: A strong economy with low “core” inflation (excluding food and energy) and interest rates that remained in an historically low range provided a favorable backdrop for the equity market during the reporting period. There were a few temporary setbacks to the market’s upward trend, however, that were subsequently reversed. For example, in mid-to-late December, investor uncertainty appeared to be focused on: the Federal Reserve interest rate policy following 13 consecutive interest rate increases; an uptick in crude oil prices (to $61.04, up 40% during 2005); and a yield curve inversion (where 2-year Treasuries slightly exceeded 10-year notes) that has historically signaled a slowing economy or possible recession. Then, in mid-January, stock prices were held back by growing concerns over the West’s confrontation with Iran over its nuclear program which, along with rebel threats to Nigeria’s oil facilities, sent crude oil futures prices to a 4-month high of $68.35 a barrel. Stocks also trended lower in early February on inflation and interest rate concerns fueled by signs of economic strength and uncertainty over new Fed chairman Bernanke’s stance on monetary policy. Finally, the stock market reacted negatively in mid-April to rising commodity prices and heightened tensions over Iran’s announcement of its progress in enriching uranium. The 10-year Treasury note yield also rose to 5.05% and 30-year fixed rate mortgages to 6.49%, the highest for both in nearly four years. Then, despite crude oil’s rise to a new NYMEX record of $75.17, stock prices rallied for a few days following the release of the minutes from the Federal Open Market Committee’s March meeting that implied the end of rate increases may be near.

In this environment of steady economic growth with inflation pressures concentrated in energy and other commodities, the strongest-performing sectors of the S&P 500 Index included materials, energy, industrials, and financials. The weakest sectors included utilities, health care, consumer staples, technology, and consumer discretionary. During the period, smaller capitalization stocks outperformed larger caps as evidenced by stronger performances for the S&P MidCap 400 Index and the Russell 2000® Index. Our investment approach normally underweights the energy and materials sectors due to their historical high volatility and lack of sustainable growth characteristics. Consequently, our management style is at a disadvantage relative to its benchmark during temporary periods of commodity price spikes or, more generally, when momentum-based management styles drive valuations of particular industry sectors into unrealistic ranges.

(a) A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole.

Q: How did the Fund compare to the S&P 500 Index during the reporting period?

A: The Fund’s fundamentally-driven, bottom-up research approach normally (when compared to the S&P 500 Index the Fund’s benchmark index), underweights energy and materials sectors due to their historical volatility and lack of sustainable growth characteristics. This was particularly true during the reporting period when the market’s strong momentum into these sectors created excessive valuations, in our view, and our price discipline kept us from adding any commodity exposure.

The Fund’s relative performance was affected negatively by the following:

(1)	A lack of exposure to materials and energy, the two strongest-performance sectors of the S&P 500 Index;
(2)	Slight underweighting in telecommunications where the single holding, Sprint Nextel Corp. underperformed the telecommunications sector of the S&P 500 Index;
(3)	Above-normal cash reserves during a strong market.

On the other hand, relative performance was enhanced by the following:

(1)	Good stock selection (e.g. Guidant) in the slightly overweight health care sector;
(2)	Good stock selection (e.g. International Game Technology and Newell Rubbermaid) in the overweight consumer discretionary sector;
(3)	Good stock selection (e.g. CVS Corp.) in the underweighted consumer staples sector;
(4)	Outperforming holdings (e.g. Nokia, Cisco Systems, and Applied Materials) in the overweight technology sector.

Q: Which securities negatively impacted the Fund’s performance during the reporting period?

A: Microsoft Corporation has been largely range-bound as Wall Street awaits the release of the company’s new and oft-postponed Vista operating system. On its conference call for the third quarter of 2006, Microsoft surprised the investment community by guiding to fiscal year 2007 operating results that included $2 billion of unexpected operating expenses. While the company still expects a Vista related double-digit revenue ramp over the next couple of years, much of the incremental operating profit will be consumed by $1.5 billion in spending to compete with Google in the paid-search space, and $500 million to press the company’s advantage in the rapidly growing video-game (Xbox360) sector. While we were disappointed that much of the expected earnings growth from the initial release of Vista will be muted, we elected to maintain our position in Microsoft based on its favorable valuation, its hegemony of the PC operating system and application software sector, the stock’s defensive attributes, and the company’s pending product cycles.

We sold our position in Symantec Corporation late January 2006 after coming to the conclusion that the consumer, small and medium sized business, and enterprise anti-virus (“AV”) markets are likely entering a period of commoditization. Symantec competitors such as McAfee and Trend Micro have become increasingly aggressive in the pricing of their AV products, and longer term two-and-three-year contracts are becoming more common. This comes at a time when the vendors are moving more-and-more towards ratable revenue recognition (either by choice or at the urging of their auditors), which in combination with the erosion in pricing sets the industry up for some tough top-line comps going forward. In Symantec’s case, consumer AV comprises approximately 25% of annual revenues and roughly 45% of annual operating profit. In the absence of new revenue drivers, we came to the conclusion that it would be tough for the stock to move higher if the market came to believe that such a large portion of the company’s profit base is beginning to atrophy. The past 12-24 months have seen a marked shift in the types of viruses sweeping the internet. The release of malicious code whose intent is just generating havoc is down significantly, while email scams targeting fraudulent money generation are up significantly. The decline of the viral threat looks like it has sapped some of the growth from traditional AV players. In addition, Symantec competitor McAfee has been aggressively pushing its products in the Internet Service Provider (“ISP”) channel. The negative effect in this case is that the ISP’s buy in bulk, paying maybe $5 per year per subscriber (versus $25 retail), and the product in most cases is supplied to their 60 million customers for free. At the very least, this takes a very large number of potential AV buyers out of the market; at worst it could collapse the industry’s pricing umbrella.

HCA Inc. stock declined 9% during the reporting period, due to continued problems with uninsured patient volume growth, the attendant uncollectible bills, and continued sluggish admissions growth. We continue to hold the stock as valuation appears reasonable and earnings expectations do not require an improvement in either admissions growth or bad debt.

Zimmer Holdings Inc. declined 10% since we initiated a position on March 20. The stock is still held in the fund. We purchased Zimmer because we felt the market was overly worried about orthopedic implant pricing, which we believe to be bottoming. While there have been no new negative developments in terms of pricing, Zimmer did miss first quarter revenue expectations by 1%, which sent the stock down. Management’s 2006 earnings price per share (“EPS”) guidance requires acceleration in the second half of the year, which has the market concerned. We continue to hold Zimmer because we think easier comparisons and a slew of new products will allow Zimmer to hit its EPS target for the year. We view the stock as attractive based on our long-term estimates for sales and EPS growth.

We invested in EMC Corporation in late January 2006 in the belief that the company’s revenues and earnings will accelerate through the course of the year with the product line refresh and product line re-work of EMC’s high-end DMX and mid-range CLARiiON storage hardware offering. Sales of the refreshed DMX line began in February and sales and backlogs appeared to be ramping nicely through the end of the March quarter. The totally redesigned CLARiiON CX3 line became available during the first week of May. Not only are mid-range hardware likely to show solid growth in the second half of 2006, but software sales should begin to accelerate as well due to the high attach rate. We remain very comfortable with the company’s prospects.

Q: Which securities positively impacted the Fund’s performance during the reporting period?

A: Guidant Corporation rose 20% from October 31 until we sold the position on January 18. We sold because we felt the bidding war for Guidant between Johnson & Johnson and Boston Scientific was just about over, and the stock price was above our estimate of Guidant’s value as a stand-alone business. The next offer from Boston Scientific ($80) turned out to be the winning bid.

The investment thesis for Nokia Corporation was based on a belief that the meaningful investments in the handset business and the resultant new product introductions would drive rising market share and stabilizing average selling prices (“ASPs”). A solid outlook for global handset industry sales on the backs of emerging market penetration and the initial stages of the upgrade cycle towards the next generation of cellular technology provides a tailwind for the industry. To date, Nokia has, in fact, been successful in regaining market share on the strength of new product introductions while stable ASPs and strong unit growth have modestly boosted margins. Nokia remains a position in the fund based on a belief that industry units are likely to remain strong in the intermediate term while Nokia appears well positioned to continue to gain market share.

United Technologies Corporation is a diversified industrial goods manufacturer with broad exposure to global economic growth. Strong traffic growth in the global aerospace industry continues to support solid growth and profitability trends at Pratt & Whitney and Hamilton-Sundstrand. Growth at Otis (elevators) continues to be supported by solid global economic growth while Carrier (HVAC) is beginning to see the benefit of a large cost rationalization program. United Technologies continues to be a highly disciplined, well-managed collection of leading businesses with strong financial and fundamental characteristics.

The thesis for owning Waste Management Holdings Inc. is based on the benefits of a decade long consolidation period for the industry resulting in an oligarchic industry structure where the leading companies are beginning to enjoy modest pricing power. Waste Management is the largest participant in the industry and is currently benefiting from a combination of solid volume growth due to a solid domestic economy and price increases driving profit margins back towards historical levels. While the outlook for the industry and Waste Management specifically remains positive, we trimmed the position in the Fund during the reporting period due to the stock approaching a full valuation. As with all businesses, we are closely monitoring the earnings expectations that the market is placing on the company, as reflected in valuation, to ensure that those expectations are in fact achievable.

Wachovia Corporation remains in the portfolio and we have not changed the position size. Wachovia has generally added to our return as the company has simultaneously improved its operations while digesting two large acquisitions. Our sell discipline is primarily determined by a stock’s ranking in our relative valuation model. The portfolio managers input expected five year EPS growth projections and relative price to earnings multiples. The model calculates an internal rate of return based on those two inputs. If the stock falls into the bottom one-third of rates of return, it is sold. We do not let winners run. We sell them when their expected rates of return become unattractive relative to other potential investments.

Q: What impact did balances in cash and cash equivalents have on the Fund’s performance?

A: Cash reserves were higher than normal primarily due to a lack of attractive investments in a momentum-driven market toward energy and commodities. Consequently, relative performance was negatively impacted during this period of strong stock market performance.

Q: What steps do you take to manage the Fund’s portfolio investment risks?

A: Portfolio risk control measures include:

•	Diversification — Initial position sizes are normally 2% to 3%, and successful positions normally do not exceed 5% to 6% of the total portfolio. The typical number of holdings ranges between 25 and 40 with diversification across most industry sectors;
•	Knowledge — Internal development of thorough understanding of company fundamentals;
•	Quality — Internal focus is on above-average quality and predictability characteristics within a universe of large capitalized, seasoned companies;
•	Valuation — Diligent attention to valuations via a continually-updated relative valuation discipline.

Heritage Series Trust—Core Equity Fund

Investment Portfolio

April 30, 2006

(unaudited)

Shares		Value

Common Stocks—91.3% (a)
Advertising—3.0%
43,400	Omnicom Group Inc.	$3,906,434

Aerospace/Defense—3.5%
72,500	United Technologies Corporation	4,553,725

Banks—7.0%
80,800	Bank of America Corporation	4,033,536
83,400	Wachovia Corporation	4,991,490

		9,025,026

Beverages—3.0%
91,500	The Coca-Cola Company	3,839,340

Computers—2.8%
271,900	EMC Corporation*	3,673,369

Diversified Manufacturer—6.6%
111,600	General Electric Company	3,860,244
176,900	Tyco International Ltd.	4,661,315

		8,521,559

Electric—2.0%
34,000	Dominion Resources, Inc.	2,545,580

Environmental Control—1.9%
66,600	Waste Management, Inc.	2,494,836

Financial Services—9.6%
46,700	American Express Company	2,512,927
79,300	Citigroup Inc.	3,961,035
40,300	Fannie Mae	2,039,180
63,300	Freddie Mac	3,865,098

		12,378,240

Healthcare Products—7.1%
98,100	Baxter International Inc.	3,698,370
64,900	Johnson & Johnson	3,803,789
27,500	Zimmer Holdings, Inc.*	1,729,750

		9,231,909

Healthcare Services—5.7%
80,900	HCA Inc.	3,550,701
77,000	UnitedHealth Group Inc.	3,829,980

		7,380,681

Household Products—1.8%
40,200	Kimberly-Clark Corporation	2,352,906

Housewares—3.1%
143,900	Newell Rubbermaid Inc.	3,945,738

Shares		Value

Common Stocks (continued)
Multimedia—5.0%
208,800	Time Warner Inc.	$3,633,120
70,300	Viacom Inc., Class “B”*	2,800,049

		6,433,169

Pharmaceuticals—6.0%
203,500	Pfizer Inc.	5,154,655
53,600	Wyeth	2,608,712

		7,763,367

Retail—5.3%
82,700	CVS Corporation	2,457,844
74,300	McDonald’s Corporation	2,568,551
41,400	Wal-Mart Stores, Inc.	1,864,242

		6,890,637

Semiconductors—2.4%
83,200	Analog Devices, Inc.	3,154,944

Software—7.6%
186,100	Microsoft Corporation	4,494,315
368,200	Oracle Corporation*	5,372,038

		9,866,353

Telecommunications—6.5%
86,700	Cisco Systems, Inc.*	1,816,365
178,700	Nokia Corporation, Sponsored ADR	4,049,342
101,200	Sprint Nextel Corporation	2,509,760

		8,375,467

Television, Cable & Radio—1.4%
72,100	CBS Corporation, Class “B”	1,836,387

Total Common Stocks (cost $115,266,063)		118,169,667

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Core Equity Fund

Investment Portfolio

April 30, 2006

(unaudited)

(continued)

Value
Repurchase Agreement—10.7% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated April 28, 2006 @ 4.55% to be repurchased at $13,805,233 on May 1, 2006, collateralized by $14,380,000 United States Treasury Notes, 4.00% due June 15, 2009, (market value $14,216,521 including interest) (cost $13,800,000)	$13,800,000

Total Investment Portfolio (cost $129,066,063) (b), 102.0% (a)	131,969,667
Other Assets and Liabilities, net, (2.0%) (a)	(2,541,420)

Net Assets, 100.0%	$129,428,247

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is the same. Market value includes net unrealized appreciation of $2,903,604 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $4,520,461 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $1,616,857.

ADR—American Depository Receipt.

Sector Allocation as of

April 30, 2006 (% of net assets)

The accompanying notes are an integral part of the financial statements.

Discussion of Diversified Growth Fund Performance

During an interview conducted on May 17, 2006, Bert Boksen, CFA, the portfolio manager of the Heritage Series Trust — Diversified Growth Fund (the “Fund”), discussed the Fund’s performance for the six-month period ended April 30, 2006. For performance returns, please see Stephen G. Hill’s letter on page one of this report.

Q: Describe the investment strategy used for the Fund during the reporting period.

A: We believe a focused, “bottom-up”(a) approach to stock picking is the most consistent and repeatable long-term methodology to outperform the Russell Midcap® Growth Index, the Fund’s benchmark index, and we maintained this strategy during the reporting period. Our bottom-up approach to investing makes it essential that we perform fundamental research of prospective holdings. We invest the majority of our assets in the common stocks of companies with total market capitalizations of $1 billion to $16 billion. We prefer to invest in the securities of companies that we believe have accelerating earnings growth, reasonable valuations, acceptable debt levels, and high or expanding returns on equity. We prefer that the management teams of companies we invest in have significant insider ownership, that is, substantial personal stakes in the success of the securities. We also firmly believe in the importance of meeting with company management. Our team members travel quite frequently to investor conferences and various company headquarters in order to meet face-to-face with the management teams of our existing and prospective holdings. At these meetings, we look for credible and competent management teams with compensation structures that encourage strong stock performance.

Q: How would you describe the overall U.S. market environment and condition during the reporting period?

A: During the reporting period, mid-cap stocks continued to outperform large-cap stocks. In a reversal of the trend over the last several years, growth stocks outperformed value stocks in the small- and mid-capitalization segments of the market. Despite economic uncertainty, breadth in the mid-cap growth market was expansive as all major sectors had positive returns. Sectors with above-average total returns in the mid-cap growth space included materials and processing, technology and producer durables. Sectors with total returns less than market average were health care and consumer discretionary.

There were several major forces that influenced market returns during the period, including further interest rate tightening by the Federal Reserve (which, incidentally, welcomed a new chairman in February when Ben Bernanke took the reins from Alan Greenspan), sparking fears that some air may be let out of the housing bubble. Oil prices were pushed to all time highs due to continued strength in demand for the commodity as well as increasing geopolitical risks (e.g., Iran). On the positive side, job growth remained strong.

While we are growth investors, our secondary emphasis on valuation has historically led our strategy to lag the benchmark in very strong periods, while outperforming in flat and falling markets.

Q: How did the Fund compare to the Russell Midcap® Growth Index during the reporting period?

A: Although our investment style tends to underperform in strong market rallies while outperforming in down markets, we are pleased to report our returns outpaced the benchmark during the reporting period. Our bottom-up strategy served us well as our stock selection was strong, particularly within the materials and processing sector.

During the reporting period, the Fund benefited from its underweight positions in financial services and health care as both sectors underperformed the average return of the benchmark index. The Fund’s overweight position

(a) A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole.

in materials and processing, along with strong stock selection in the sector, made it our best performing sector on both an absolute and relative basis. The Fund was also overweight in consumer discretionary, which had a negative affect on returns since the sector had below market returns.

Q: Which securities positively and negatively impacted the Fund’s performance during the reporting period?

A: Our top performing stocks during the reporting period were Allegheny Technologies, Carpenter Technology Corp, Citrix Systems, QLogic Corp and Coldwater Creek Inc. Allegheny and Carpenter are diversified specialty materials companies, which produce, among other metals, titanium and nickel alloy components used in airplanes. Both companies are well positioned to benefit from the cyclical and secular trends in the commercial aerospace markets. Airplane manufacturers are using more titanium in the production of increasingly fuel-efficient aircrafts. For instance, Boeing’s new 787 Dreamliner uses 10 times more titanium per plane than some of the company’s legacy models. We expect incremental demand for these types of planes, particularly from China and India, to be positive for titanium producers for the next several years. Citrix provides access infrastructure for enterprise applications. The company has been successfully switching its licensed-based customers to a subscription program that should improve recurring revenues. The company should also benefit from broader product offerings and a large sales force it put in place last year. QLogic supplies a wide range of components for high-end computer storage networks. The company’s earnings results were better-than-expected due to impressive gross margins, driven by improving product mix and cost savings from manufacturing efficiencies. Coldwater Creek is a specialty retailer of women’s apparel. The company has made significant investments in its infrastructure to support future growth and we believe will likely continue to enjoy margin expansion.

Lagging stocks for the period were Avid Technology, XM Satellite Radio, Juniper Networks, Comverse Technology and Check Point Software Technologies. Avid sells hardware and software products that help make, manage, and distribute video, film, audio, and 3-D animation content. Recent quarterly results fell short of consensus estimates. The company reiterated its guidance for the 2006 fiscal year; however it pushed some expected revenues from the first quarter into later periods. We continue to own the stock because we believe the transition to high definition should be a long-term growth driver for the company. XM Satellite Radio provides audio entertainment programming through its satellite system. As competition with Sirius has heated up, XM’s operating expenses and costs per new subscriber have increased. We continue to hold the stock, however; as XM is the dominant player in the start-up phase of a potentially lucrative new market with high growth potential. Juniper makes and services high-performance routers. The company reported lower-than-expected revenues due to weakness in its Asian Pacific segment. Comverse is a diversified communications software company that provides services applications, such as voice-mail and messaging services, to telecommunications carriers. The stock traded down when the company delayed the release of its quarterly results while it reviews matters relating to grants of stock options which could result in a material restatement of prior results. We believe the company will properly resolve these issues and continue to like the firm’s long-term growth opportunities. Check Point develops and sells security software that supports and manages secure connectivity over the Internet. The company reported lower than expected earnings results due to increasing price competition.

Q: What steps do you take to manage the Fund’s portfolio investment risks?

A: Investments in small- and mid-cap companies generally involve greater risks than large-capitalization companies due to their more limited managerial and financial resources. As of the end of this reporting period, our weighted average market capitalization was $6.4 billion, compared to $8.3 billion in the Russell Midcap® Growth Index. In our efforts to manage these risks, prior to purchasing a security we perform extensive fundamental research on the company and a comparative analysis of its peer group. If satisfied, we will then only purchase the security if we can do so at what we consider a reasonable price. In addition, we diversify among market sectors and trim holdings that grow above 5% of the total portfolio.

Heritage Series Trust—Diversified Growth Fund

Investment Portfolio

April 30, 2006

(unaudited)

Shares		Value

Common Stocks—99.1% (a)
Aerospace/Defense—0.9%
29,000	Alliant Techsystems Inc.*	$2,319,710

Apparel—1.4%
52,000	Carter’s, Inc.*	3,502,720

Biotechnology—3.6%
59,655	Celgene Corporation*	2,515,055
47,279	Invitrogen Corporation*	3,120,887
115,110	PDL BioPharma, Inc.*	3,312,866

		8,948,808

Building Materials—1.4%
42,985	Rinker Group Ltd., Sponsored ADR	3,461,582

Coal—1.6%
40,130	Arch Coal, Inc.	3,811,949

Commercial Services—3.2%
103,300	ChoicePoint Inc.*	4,548,299
65,920	Weight Watchers International, Inc.	3,253,152

		7,801,451

Computers—5.3%
154,455	Cadence Design Systems, Inc.*	2,923,833
52,935	FactSet Research Systems Inc.	2,336,551
165,110	Palm, Inc.*	3,731,486
61,635	Sandisk Corporation*	3,934,162

		12,926,032

Cosmetics/Personal Care—1.3%
83,300	The Estee Lauder Companies Inc., Class “A”	3,092,096

Diversified Manufacturer—1.9%
21,185	Actuant Corporation, Class “A”	1,354,781
49,930	Danaher Corporation	3,201,012

		4,555,793

Electronics—3.4%
35,920	Fisher Scientific International Inc.*	2,534,156
365,410	Vishay Intertechnology, Inc.*	5,707,704

		8,241,860

Entertainment—2.5%
72,435	GTECH Holdings Corporation	2,474,380
93,455	International Game Technology	3,544,748

		6,019,128

Shares		Value

Common Stocks (continued)
Environmental Control—2.1%
118,990	Republic Services, Inc.	$5,236,750

Financial Services—7.2%
131,140	Ameriprise Financial, Inc.	6,431,106
45,695	IntercontinentalExchange, Inc.*	3,258,510
71,795	T. Rowe Price Group, Inc.	6,044,421
100,890	TD Ameritrade Holding Corporation	1,872,518

		17,606,555

Healthcare Products—5.6%
78,380	Henry Schein, Inc.*	3,654,076
104,160	Mentor Corporation	4,513,253
130,970	ResMed Inc.*	5,651,356

		13,818,685

Home Furnishings—0.5%
13,215	Harman International Industries, Inc.	1,162,788

Internet—3.7%
168,035	Check Point Software Technologies Ltd.*	3,251,477
121,785	Expedia, Inc.*	2,271,290
126,470	IAC/InterActiveCorp*	3,651,189

		9,173,956

Iron/Steel—8.0%
101,780	Allegheny Technologies Inc.	7,057,425
63,715	Carpenter Technology Corporation	7,578,898
59,520	Cleveland-Cliffs Inc.	5,094,317

		19,730,640

Leisure Time—1.5%
86,395	Royal Caribbean Cruises Ltd.	3,610,447

Lodging—2.2%
67,055	Harrah’s Entertainment, Inc.	5,474,370

Machinery—1.0%
37,995	Joy Global Inc.	2,495,892

Oil & Gas—5.9%
60,860	Nabors Industries Ltd.*	2,271,904
142,975	Patterson-UTI Energy, Inc.	4,626,671
87,580	Quicksilver Resources Inc.*	3,629,315
89,740	Rowan Companies, Inc.	3,978,174

		14,506,064

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Diversified Growth Fund

Investment Portfolio

April 30, 2006

(unaudited)

(continued)

Shares		Value

Common Stocks (continued)
Oil & Gas Services—1.0%
66,115	BJ Services Company	$2,515,676

Pharmaceuticals—2.1%
52,905	Neurocrine Biosciences, Inc.*	3,034,631
38,730	Omnicare, Inc.	2,196,378

		5,231,009

Retail—8.9%
87,645	Brinker International, Inc.	3,432,178
225,480	Coldwater Creek Inc.*	6,304,421
97,185	PetSmart, Inc.	2,688,137
104,155	Regis Corporation	3,652,716
178,855	The Cheesecake Factory Inc.*	5,644,664

		21,722,116

Semiconductors Equipment—8.8%
288,455	Altera Corporation*	6,299,857
245,945	ASML Holding N.V.*	5,201,737
301,165	Micron Technology, Inc.*	5,110,770
241,395	QLogic Corporation*	5,023,430

		21,635,794

Software—6.6%
131,160	Avid Technology, Inc.*	5,056,218
91,090	Cerner Corporation*	3,611,718
185,190	Citrix Systems, Inc.*	7,392,785

		16,060,721

Telecommunications—5.4%
135,575	Amdocs Ltd.*	5,043,390
256,355	Comverse Technology, Inc.*	5,806,441
135,440	Juniper Networks, Inc.*	2,502,931

		13,352,762

Television, Cable & Radio—2.1%
73,725	Univision Communications Inc., Class “A”*	2,631,245
121,715	XM Satellite Radio Holdings Inc., Class “A”*	2,461,077

		5,092,322

Total Common Stocks (cost $195,162,445)		243,107,676

Value

Repurchase Agreement—1.5% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated April 28, 2006 @ 4.55% to be repurchased at $3,741,418 on May 1, 2006, collateralized by $2,750,000 United States Treasury Notes, 9.75% due November 15, 2015, (market value $3,855,294 including interest) (cost $3,740,000)	$3,740,000

Total Investment Portfolio (cost $198,902,445) (b), 100.6% (a)	246,847,676
Other Assets and Liabilities, net, (0.6%) (a)	(1,591,188)

Net Assets, 100.0%	$245,256,488

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is the same. Market value includes net unrealized appreciation of $47,945,231 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $52,730,506 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $4,785,275.

ADR—American Depository Receipt.

Sector Allocation as of

April 30, 2006 (% of net asssets)

The accompanying notes are an integral part of the financial statements.

Discussion of International Equity Fund Performance

During an interview conducted on May 16, 2006, Rudolph-Riad Younes, CFA, and Richard Pell, the portfolio managers of the Heritage Series Trust — International Equity Fund (the “Fund”), discussed the Fund’s performance for the six-month period ended April 30, 2006. For performance returns, please see Stephen G. Hill’s letter on page one of this report.

Q: Describe the investment strategy used for the Fund during the reporting period.

A: Julius Baer Investment Management LLC, in its capacity as subadviser to the Heritage Series Trust —International Equity Fund, continues to focus on uncovering investments in both the developed and emerging markets. Our core approach enables us to seek opportunities regardless of the traditional distinction made between growth and value. We continue to believe in broad diversification across country, industry sector and company, and focus on mid to large capitalization companies.

Q: How would you describe the overall market environment and condition during the reporting period?

A: The six-month period ended April 30, 2006 was a positive one for international equities, as measured by the Fund’s benchmark index, the MSCI EAFE® Index (“Index”). Europe was a top performer among developed countries, with the markets of Norway, Finland, Portugal, Ireland and Greece providing impressive returns. Japan also performed well over the reporting period; however most of the advance occurred toward the end of the calendar 2005 year. So far, current year returns for Japanese equities have been lackluster. The United Kingdom underperformed the Index over the reporting period, as did Hong Kong.

The Euro, Japanese Yen and Pound Sterling, which exhibited weakness against the US dollar in 2005, have advanced thus far in 2006, providing additional returns for US dollar-based investors holding foreign securities.

From a sector perspective, top performers included materials, industrials, information technology and financials. Underperforming sectors included telecommunication services, consumer staples and health care.

Given our ability to seek opportunities across developed and emerging markets, we are better able to manage the strategy as the overall investment climate changes.

Q: How did the Fund compare to the MSCI EAFE® Index during the reporting period?

A: From a regional perspective, our position within the emerging European markets positively impacted results. Specifically, Russia, Turkey, Poland and Romania were all solid performers, although the Czech Republic was an exception. Our decision to underweight the United Kingdom also positively contributed to performance. Europe was a positive contributor primarily due to stock selection within Germany and Italy. Our overweight position, as well as stock selection within Austria, also contributed to our ability to outperform the Index. In Norway, our overweight position to the market and positive stock selection were supportive to performance. However, stock selection within Switzerland detracted from results as did the position held in cash equivalents which proved to be a detractor to performance amid a strong backdrop for equities.

From a sector perspective, financials had the greatest positive impact on results mainly due to positions held in Eastern and Central European as well as Italian banks. We believe banks in Emerging Europe are well positioned to exploit the strong economic backdrop in the region. Italian banks remain an area where we anticipate consolidation and restructuring to provide positive performance momentum for investors. Stock selection within the energy sector produced the next best effect on results. Our focus on companies in Russia, Romania and Norway largely explains our strong results within the sector. Stock selection within utilities and industrials also had a positive impact on performance. However, our underweight to information technology detracted from results as the sector was strong for the period.

On occasion, the Fund may hold positions in Exchange-Traded Funds in instances where more broad participation to a market is desired. Such positions tend to be held over shorter periods of time, enabling portfolio managers to expeditiously participate in a targeted market.

Q: Which securities positively and negatively impacted the Fund’s performance during the reporting period?

A: Within the energy sector, shares of Gazprom ADR and Lukoil ADR (Russia) positively impacted Fund performance as both companies were very strong performers over the period. Energy remains an attractive sector given the world’s supply/demand imbalance for oil. Within Emerging Europe, positions held in P.K.O. Bank Polski (Poland) and Dogan Sirketler Grubu Holding (Turkey) were also positive contributors, and reflect our optimism toward the region. Within Germany, Fraport AG, the German airport operator whose properties include the European hub in Frankfurt, positively contributed to performance. We have been drawn to airports as one way of participating in the increase in global travel and trade.

Elsewhere within the emerging markets, shares of Komercni Banka A.S., the third-largest Czech bank controlled by Societe Generale, OTP Bank (Hungary), Eastern Europe’s largest lender by market value and Magyar Telekom Communications, Hungary’s largest phone company, underperformed the Index over the period. We continue to be positive toward this region which we view as offering attractive growth opportunities for investors.

In Japan, shares of Aiful Corporation, Japan’s largest consumer lender, detracted from Fund performance. The company reported a drop in third quarter net income, which negatively impacted performance. However, we continue to find consumer lending an attractive business. Aiful is a quality company and leader in this area. Additionally, within the spirits industry, shares of Pernod Ricard (France) and Diageo (UK) provided positive returns, but underperformed the Index. As a result, our overweight positions detracted from overall performance. The spirits industry is an attractive one given brand power and consumption growth particularly within emerging markets.

Q: What steps do you take to manage the Fund’s portfolio investment risks?

A: An important element to risk control is our focus on broad diversification across country, sector and company which provides an important element in overall risk control within the Fund. In addition, our risk management process focuses on valuation, liquidity, operational and portfolio risk management.

Heritage Series Trust—International Equity Fund

Investment Portfolio

April 30, 2006

(unaudited)

Shares		Value

Common Stocks—92.2% (a)
Australia—1.8%
48,144	BHP Billiton Ltd.	$1,070,871
17,293	Brambles Industries Ltd.	146,508
4,648	CSL Ltd.	203,596
80,185	Newcrest Mining Ltd.	1,387,891
11,395	Rio Tinto Ltd.	680,363

		3,489,229

Austria—3.3%
13,081	Erste Bank der Oesterreichischen Sparkassen AG*	794,266
7,624	Erste Bank der Oesterreichischen Sparkassen AG (non voting)	457,629
2,492	Flughafen Wien AG	190,194
118,373	IMMOFINANZ Immobilien Anlagen AG*	1,297,037
15,379	OMV AG	1,069,888
11,708	Raiffeisen International Bank Holding AG	1,021,123
25,081	Telekom Austria AG	615,807
5,183	Wiener Stadtische AG	332,241
8,916	Wienerberger AG	471,702

		6,249,887

Belgium—1.6%
2,887	Almancora Communication VA	390,316
22,556	Fortis SA/NV	845,950
15,164	KBC Groupe SA	1,760,133

		2,996,399

Brazil—0.1%
2,990	Aracruz Celulose SA, Sponsored ADR	164,689

Canada—0.4%
8,026	Barrick Gold Corporation	243,581
33,918	Bema Gold Corporation*	191,343
556	Centerra Gold Inc.*	23,425
19,106	Eldorado Gold Corporation*	99,597
2,538	Ivanhoe Mines Ltd.*	24,694
1,197	Research in Motion Ltd.*	91,726

		674,366

China—0.8%
102,000	Beijing Capital International Airport Company, Ltd., Class “H”	59,202
608,514	China Life Insurance Company, Ltd.	824,103
640,901	Dongfeng Motor Group Co. Ltd., Class “H”*	318,254

Shares		Value

Common Stocks (continued)
China (continued)
28,080	Shenzhen Chiwan Wharf Holdings Ltd., Class “B”	$48,350
114,999	Weiqiao Textile Company Ltd., Class “H”	152,034
51,789	Wumart Stores, Inc., Class “H”	170,333

		1,572,276

Cyprus—0.5%
93,671	Bank of Cyprus Public Company Ltd.	912,856

Czech—1.4%
17,009	Komercni Banka, AS	2,695,069

Denmark—0.4%
1,075	ALK-Abello AS*	163,171
1,321	Novo Norkisk AS, Class “B”	85,837
1,200	Royal UNIBREW AS	129,755
13,098	Vestas Wind Systems AS*	355,731

		734,494

Egypt—0.2%
4,851	Orascom Telecom Holding SAE, Sponsored GDR	260,499
5,217	Telecom Egypt, Sponsored GDR, 144A	67,821

		328,320

Finland—1.8%
50,039	Fortum Oyj	1,264,598
49,591	Nokia Oyj	1,129,952
12,482	Sampo Oyj, Class “A”	257,779
7,825	Sanomawsoy Oyj	200,521
3,150	Stockmann Oyj Abp, Class “B”	129,233
2,136	Wartsila Oyj, Class “B”	91,084
10,576	YIT Oyj	298,520

		3,371,687

France—10.3%
1,306	Accor SA	82,250
5,806	Air Liquide	1,256,959
1,999	ALSTOM RGPT*	181,183
2,207	Atos Origin SA*	165,628
12,265	BNP Paribas	1,159,656
15,466	Bouygues	844,392
5,076	Compagnie de Saint-Gobain	380,937
16,912	Electricite de France	989,520
3,374	Générale de Santé	100,559
6,112	JC Decaux SA	182,857

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

April 30, 2006

(unaudited)

(continued)

Shares		Value

Common Stocks (continued)
France (continued)
18,602	Lafarge SA	$2,289,519
2,200	Lagardere SCA*	181,905
19,702	LVMH Moet Hennessy Louis Vuitton SA	2,075,471
4,497	Pernod-Ricard SA	872,523
5,753	PPR SA	746,565
4,083	Publicis Groupe SA	169,830
8,950	Renault SA	1,039,419
9,176	Safran SA	235,721
23,967	Sanofi-Aventis SA	2,261,543
2,394	Schneider Electric SA	271,231
3,087	Societe Generale	471,912
15,582	Societe Television Francaise 1	517,320
6,669	Suez SA	262,577
7,209	Total SA	1,994,782
5,644	Vinci SA	561,071
7,386	Vivendi SA	269,828

		19,565,158

Germany—8.7%
764	Adidas-Salomon AG	161,398
48,833	Commerzbank AG	2,025,017
1,851	Continental AG	220,506
9,658	DaimlerChrysler AG	529,855
9,709	Deutsche Bank AG	1,192,770
6,496	Deutsche Boerse AG	939,992
30,758	Deutsche Post AG	820,197
3,424	Deutsche Postbank AG	261,931
5,812	E.ON AG	708,219
35,295	Fraport AG Frankfurt Airport Services Worldwide	2,671,943
1,788	Fresenius AG	298,860
6,659	Fresenius Medical Care AG & Company KGaA	799,494
3,167	Henkel KGaA	349,373
9,031	HOCHTIEF AG	617,896
12,651	Hypo Real Estate Holding AG	885,057
32,410	IVG Immobilien AG	930,766
3,446	KarstadtQuelle AG	103,662
1,369	MAN AG	103,845
3,580	Merck KGaA*	379,614
230	Puma AG Rudolf Dassler Sport	92,767
1,647	Sap AG	360,099
15,755	Siemens AG	1,491,625
1,447	SolarWorld AG	451,175
1,039	Wacker Chemie AG*	136,405

		16,532,466

Shares		Value

Common Stocks (continued)
Greece—0.5%
7,432	Alpha Bank AE*	$281,454
26,768	Hellenic Telecommunications Organization SA*	599,445

		880,899

Hong Kong—2.4%
291,550	China Merchants Holdings Company, Ltd.	996,508
89,660	China Netcom Group Corporation (Hong Kong) Ltd.	163,635
117,700	China Resources Enterprise, Ltd.	253,521
66,000	Clear Media Ltd.*	81,722
456,392	Galaxy Entertainment Group Ltd.	394,398
255,817	Hutchison Telecommunications International Ltd.*	452,035
430,679	Melco International Development Ltd.	969,328
864,903	Shun TAK Holdings Ltd.	1,104,395
97,996	Texwinca Holdings Ltd.	72,045

		4,487,587

Hungary—0.6%
1,173	Egis Gyogyszergyar Reszvnytarsas Rt.	191,049
62,455	Magyar Telekom Telecommunications PLC	285,592
18,670	OTP BANK Rt.	724,111

		1,200,752

India—0.1%
5,623	State Bank of India, Sponsored GDR	286,492

Indonesia—0.4%
915,616	Bank Mandiri Persero Tbk PT	199,941
287,000	Indofood Sukses Makmur Tbk PT	36,885
44,743	Semen Gresik Persero Tbk PT	139,432
369,368	Telekomunikasi Indonesia Tbk PT, Class “B”	317,171

		693,429

Ireland—0.1%
59,888	Dragon Oil PLC*	212,213

Italy—5.1%
14,090	Assicurazioni Generali SpA	528,437
144,212	Banca CR Firenze SpA	510,639
58,305	Banca Intesa SpA	345,926
113,467	Banca Intesa SpA (Non-voting)	630,951

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

April 30, 2006

(unaudited)

(continued)

Shares		Value

Common Stocks (continued)
Italy (continued)
4,076	Banca Italease SpA	$248,005
1,843	Banca Popolare dell’Emilia Romagna	111,440
63,359	Banca Popolare di Milano SCRL	801,412
5,722	Banca Popolare di Sondrio*	95,346
38,100	Banca Popolare Italiana*	401,598
20,147	Banche Popolari Unite SCpA	509,669
13,454	Banco Popolare di Verona e Novara SCRL	378,906
76,276	Beni Stabili SpA	88,584
7,137	Bulgari SpA*	88,652
29,376	Buzzi Unicem SpA	752,039
133,369	Capitalia SpA	1,158,306
35,423	Credito Emiliano SpA	493,667
6,849	Finmeccanica SpA	164,357
14,577	Geox SpA	207,935
5,949	Luxottica Group SpA*	177,079
55,096	Parmalat SpA*	185,178
228,391	UniCredito Italiano SpA	1,715,442

		9,593,568

Japan—12.3%
9,468	Aeon Credit Service Company, Ltd.	262,133
3,200	Aiful Corporation	191,255
6,400	Aisin Seiki Company, Ltd.	240,756
12,873	Canon Inc.*	985,487
9,817	Credit Saison Company, Ltd.	515,117
14,000	Dai Nippon Printing Company, Ltd.	251,022
5,000	Daikin Industries, Ltd.	174,467
26,000	Daiwa Securities Group Inc.	360,835
13,112	Denso Corporation	515,145
50	Dentsu Inc.	174,028
48	East Japan Railway Company	375,056
3,200	Eisai Co., Ltd.*	146,535
2,000	Exedy Corporation	62,931
2,600	Fanuc Ltd.	246,117
151	Fuji Television Network, Inc.	375,592
9,000	Fujitsu Ltd.	75,069
13,309	Honda Motor Company, Ltd.	946,340
4,000	HOYA Corporation	162,074
2,200	IBIDEN Company, Ltd.	104,610
30,000	Itochu Corporation*	272,643
2,500	Jafco Company, Ltd.	166,557
130	Japan Tobacco Inc.	523,314
3,494	JS Group Corporation	77,849
5,413	JSR Corporation	166,993
300	Keyence Corporation	78,787

Shares		Value

Common Stocks (continued)
Japan (continued)
9,474	Koito Manufacturing Company, Ltd.	$136,562
8,496	Kubota Corporation	96,105
1,800	Kyocera Corporation	168,174
2,209	Leopalace21 Corporation	86,205
2,963	Makita Corporation	88,024
63,846	Matsushita Electric Industrial Company, Ltd.	1,543,191
112	Mitsubishi UFJ Financial Group, Inc.	1,762,074
16,000	Mitsubishi UFJ Securities Company, Ltd.	252,287
8,129	Mitsui Fudosan Company, Ltd.	182,192
120	Mizuho Financial Group, Inc.*	1,024,127
13,000	NGK Spark Plug Company, Ltd.	285,652
13,562	NHK Spring Company, Ltd.	157,344
7,922	Nikko Cordial Corporation	128,326
600	Nintendo Company, Ltd.	89,651
4,000	Nippon Electric Glass Company, Ltd.	90,354
5,000	Nissan Chemical Industries Ltd.	84,817
14,161	Nissan Motor Company, Ltd.	186,324
6,700	Nitto Denko Corporation	562,382
5,200	NOK Corporation	158,137
30,721	Nomura Holdings, Inc.	695,290
11,000	NSK Ltd.	99,583
1,030	ORIX Corporation*	309,611
17,000	Ricoh Company, Ltd.	337,684
1,500	Secom Company, Ltd.	81,872
5,100	Sega Sammy Holdings Inc.	203,507
8,300	Seven & I Holdings Company, Ltd.	321,714
20,000	Sharp Corporation	351,395
19,286	Sony Corporation	969,597
7,899	Stanley Electric Company, Ltd.	183,980
33,000	Sumitomo Chemical Company, Ltd.	289,466
11,446	Sumitomo Corporation, Ltd	171,627
37,084	Sumitomo Metal Industries, Ltd.	156,452
65	Sumitomo Mitsui Financial Group Inc.	714,129
12,100	Suzuki Motor Corporation*	295,654
3,300	Takeda Pharmaceutical Company, Ltd.*	201,872
12,000	Teijin Ltd.	82,373
7,000	The Bank of Fukuoka, Ltd.	60,356
21,000	The Bank of Yokohama, Ltd.	164,825
6,000	The Chiba Bank, Ltd.	54,370
8,000	The Gunma Bank, Ltd.	61,806

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

April 30, 2006

(unaudited)

(continued)

Shares		Value

Common Stocks (continued)
Japan (continued)
23,065	The Sumitomo Trust & Banking Company, Ltd.	$245,702
6,000	Toppan Printing Company, Ltd.	80,211
11,000	Toray Industries Inc.	103,160
30,132	Toyota Motor Corporation	1,763,824
2,100	Yamada Denki Company, Ltd.	229,057
8,700	Yamaha Motor Company, Ltd.	240,105
8,564	Yamato Holdings Company, Ltd.	170,866
8,800	Yokogawa Electric Corporation	139,532

		23,312,260

Luxembourg—0.2%
8,267	Millicom International Cellular SA*	406,571

Mexico—0.8%
8,430	Consorcio ARA, SA de CV	44,544
22,710	Fomento Economico Mexicano SA de CV, Sponsored ADR	210,100
6,775	Fomento Economico Mexicano SA de CV	629,262
132,745	Grupo Financiero Banorte, SA de CV, Sponsored ADR	345,322
8,781	Grupo Televisa SA, Sponsored ADR	186,157
9,434	Urbi Desarrollos Urbanos, SA de CV*	77,240

		1,492,625

Netherlands—3.2%
8,908	Euronext NV	796,710
2,356	European Aeronautic Defence and Space Company*	93,030
4,680	Heineken NV	189,699
28,586	ING Groep NV	1,164,120
33,457	Koninklijke KPN NV	393,203
5,358	Koninklijke Numico NV	242,951
20,612	Philips Electronics NV	711,635
4,408	Randstad Holding NV*	293,246
35,999	TNT NV	1,296,953
3,767	Unilever NV	272,239
17,021	Vedior NV	397,070
4,117	VNU NV	141,413

		5,992,269

New Zealand—0.1%
93,060	Auckland International Airport Ltd.	120,816

Shares		Value

Common Stocks (continued)
Norway—2.1%
25,000	Acta Holding ASA	$112,720
26,179	DnB NOR ASA	363,025
9,639	Norsk Hydro ASA*	1,483,597
12,917	Orkla ASA	679,820
38,943	Statoil ASA	1,282,162
6,931	Telenor ASA	80,375

		4,001,699

Papua New Guinea—0.2%
160,240	Lihir Gold Ltd.*	385,618

Philippines—0.1%
4,853	Philippine Long Distance Telephone Company, Sponsored ADR	192,907

Poland—3.9%
6,718	Agora SA	97,794
3,261	Bank BPH SA	841,082
34,738	Bank Pekao SA	2,330,422
8,720	Budimex SA*	159,026
8,398	CCC SA	120,882
35,700	Cersanit-Krasnystaw SA*	208,106
2,836	Grupa Kety SA	129,300
3,447	Inter Cars SA	28,737
2,798	Polska Grupa Farmaceutyczna SA	60,777
21,753	Polski Koncern Miesny Duda SA	97,052
224,414	Powszechna Kasa Oszczednosci Bank Polski SA	2,820,979
899	Stomil Sanok SA*	43,330
55,696	Telekomunikacja Polska SA	408,102

		7,345,589

Portugal—0.1%
4,412	Jeronimo Martins	79,644
13,997	Portugal Telecom SGPS SA	178,281

		257,925

Romania—0.6%
93	Board of Romanian Development Bank-Groupe Societe Generale	581
616,687	Impact	141,126
635,500	Rolast SA Pitesti*	14,774
4,496,816	SNP Petrom SA*	922,901
372,000	Socep Constanta	28,647

		1,108,029

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

April 30, 2006

(unaudited)

(continued)

Shares		Value

Common Stocks (continued)
Russia—4.6%
9,325	JSC MMC Norilsk Nickel, Sponsored ADR	$1,650,525
20,779	LUKOIL, Sponsored ADR*	1,882,577
56,448	OAO Gazprom, Sponsored ADR	2,562,717
17,955	OAO Novatek, Sponsored GDR, 144A	656,255
635	OJSC Surgutneftegaz, Sponsored ADR	55,245
2,213	Sibneft, Sponsored ADR	56,852
23,004	Unified Energy System, Sponsored GDR	1,771,308

		8,635,479

South Africa—0.0%
7,419	MTN Group Ltd.	73,888

South Korea—1.4%
7,320	Hyundai Motor Corporation	643,372
619	NHN Corporation	219,853
2,755	Samsung Electronics Company, Ltd.	1,881,064

		2,744,289

Spain—1.0%
39,622	Banco Bilbao Vizcaya Argentaria, SA	875,795
17,718	Corporacion Mapfre SA	374,860
5,976	Grupo Empresarial ENCE SA	247,361
9,285	Inditex SA	378,000

		1,876,016

Sweden—2.9%
3,353	Autoliv, Inc., Sponsored SDR	186,761
41,336	ForeningsSparbanken AB	1,137,163
16,234	Getinge AB, Class “B”	281,193
2,750	H&M Hennes & Mauritz AB, Class “B”	104,420
10,296	Modern Times Group AB, Class “B”*	565,092
78,780	Nordea Bank AB	1,014,061
4,297	Securitas AB, Class “B”	89,607
54,613	Skandinaviska Enskilda Banken AB, Class “A”	1,376,287
28,179	Skanska AB, Class “B”	488,096
68,161	Telefonaktiebolaget LM Ericsson, Class “B”	242,609
7,000	TeliaSonera AB	43,459

		5,528,748

Shares		Value

Common Stocks (continued)
Switzerland—5.8%
8,472	Adecco SA	$524,872
590	BKW FMB Energie AG	60,842
19,855	Compagnie Financiere Richemont AG, Class “A”	1,027,741
18,848	Credit Suisse Group	1,182,888
23,072	Holcim Ltd.	1,933,122
4,338	Nestle SA	1,321,932
29,394	Novartis AG	1,684,901
8,276	Roche Holding AG	1,271,487
299	SGS SA	295,567
2,336	Syngenta AG	325,581
1,744	Synthes Inc.	216,375
6,268	The Swatch Group AG	1,123,064
132	Unique Zurich Airport	28,926

		10,997,298

Thailand—0.2%
558,046	Krung Thai Bank PCL	182,917
58,169	Bangkok Bank PCL	182,602

		365,519

Turkey—2.6%
76,824	Akbank TAS	639,764
188,969	Dogan Sirketler Grubu Holding AS	901,283
207,771	Haci Omer Sabanci Holding AS	983,094
254,604	Turkiye Garanti Bankasi AS	1,050,490
143,994	Turkiye Is Bankasi AS, Class “C”	1,210,034
27,864	Turkiye Vakiflar Bankasi Tao, Class “D”	176,141

		4,960,806

United Arab Emirates—0.1%
8,970	Investcom LLC, Sponsored GDR*	135,896

Ukraine—0.1%
3,570	Centrenergo, Sponsored ADR*	29,542
58	Ukrnafta, Sponsored ADR* (b)	20,732
9,912	Ukrtelecom, Sponsored GDR	107,607

		157,881

United Kingdom—8.8%
61,553	Aegis Group PLC	153,071
27,172	Anglo American PLC	1,155,901
35,395	Associated British Ports Holdings PLC	471,380
87,107	BAA PLC	1,344,947

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

April 30, 2006

(unaudited)

(continued)

Shares		Value

Common Stocks (continued)
United Kingdom (continued)
29,445	BAE Systems PLC	$223,965
13,912	BG Group PLC	186,797
14,419	BP PLC	177,711
40,029	Burberry Group PLC	343,850
122,889	Compass Group PLC	529,488
86,695	Diageo PLC	1,429,404
61,078	GlaxoSmithKline PLC	1,731,437
19,098	Highland Gold Mining Ltd.	99,162
5,626	Imperial Tobacco Group PLC	174,655
26,207	Kazakhyms PLC	543,579
13,374	London Stock Exchange PLC	301,400
12,941	Peter Hambro Mining PLC*	388,541
33,088	Prudential PLC	387,910
24,456	Reckitt Benckiser PLC	890,657
3,510	Rio Tinto PLC	192,864
68,091	Rolls-Royce Group PLC	591,105
3,663,296	Rolls-Royce Group PLC, Class “B”	7,108
6,943	SABMiller PLC	146,350
19,803	Scottish & Newcastle PLC	182,916
30,737	Smith & Nephew PLC	253,952
7,993	Smiths Group PLC	148,460
175,795	Tesco PLC	1,023,269
897,406	Vodafone Group PLC	2,117,245
29,839	William Hill PLC	344,928
19,273	Wolseley PLC	482,094
55,596	WPP Group PLC	685,716

		16,709,862

United States—0.5%
45,054	News Corporation, Class “B”	821,334
1,197	Southern Copper Corporation	118,563

		939,897

Venezuela—0.1%
5,534	Cia Anonima Nacional Telefonos de Venezuela, Sponsored ADR*	112,728

Total Common Stocks (cost $133,197,859)		174,496,451

Rights and Warrants—2.4% (a)
Austria
132	Flughafen Wien AG, 05/02/06 (Rights) (b)	0
118,373	IMMOFINANZ Immobilien Anlagen AG, 05/15/06 (Rights)* (b)	0

		0

Shares		Value

Rights and Warrants (continued)
India
148,822	Calyon Financial Products Ltd./Bharti Airtel Ltd., 05/31/10 (Warrants)* (b)	$1,345,300
42,616	Calyon Financial Products Ltd./State Bank of India Ltd., 144A, 05/13/10 (Warrants)* (b)	838,314
6,495	Citigroup Global Markets Holdings/State Bank of India Ltd., 144A, 01/12/07 (Warrants)* (b)	127,693

		2,311,307

Russia
1,206	UBS AG London Branch/Sberbank RF, 01/19/07 (Warrants)*	2,182,860

Switzerland
2,336	Syngenta AG, 05/22/06 (Warrants)*	3,745

Total Rights and Warrants (cost $4,058,833)		4,497,912

Preferred Stocks—0.4% (a)
Germany
429	Henkel KGaA, 1.65%	51,620
24,959	ProsiebenSat.1 Media AG, 4.41%*	691,894

		743,514

Poland
6,301	Sniezka SA, 1.38%	60,738

Total Preferred Stocks (cost $647,326)		804,252

Investment Companies—2.5% (a)
Australia
367,958	Macquarie Airports	916,220

British Virgin Islands
52,051	RenShares Utilities Limited—RenGen Class*	100,458

France
1,179	Eurazeo*	142,655

Germany
45,666	INDEXCHANGE Investment AG/DAXEX	3,336,579

Romania
53,500	Societatea de Investitii Financiare/ Muntenia Bucuresti (SIF 4)	30,122
71,000	Societatea de Investitii Financiare/Banat Crisana Arad (SIF 1)	60,866

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

April 30, 2006

(unaudited)

(continued)

Shares		Value

Investment Companies (continued)
Romania (continued)
77,000	Societatea de Investitii Financiare/Moldova Bacau (SIF 2)	$62,653
41,000	Societatea de Investitii Financiare/Oltenia SA (SIF 5)	39,020
29,000	Societatea de Investitii Financiare/Transilvania Brasov (SIF3)	23,386

		216,047

Total Investment Companies (cost $3,908,614)		4,711,959

Government Issued Securities—0.0% (a) (b)
Bulgaria
13,665	GKZ Compensation notes under the CONP Act*	5,667
20,024	PKB Registered Compensation Vouchers under the OUFL Act and RLFLFF Act*	8,278
33,115	Republic of Bulgaria Compensation Notes*	13,749

Total Government Issued Securities (cost $29,438)		27,694

Total Investment Portfolio excluding repurchase agreement (cost $141,842,070)		184,538,268

Repurchase Agreement—2.2% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated April 28, 2006 @ 4.55% to be repurchased at $4,240,607 on May 1, 2006, collateralized by $3,115,000 United States Treasury Notes, 9.75% due November 15, 2015, (market value $4,366,997 including interest) (cost $4,239,000)		4,239,000

Total Investment Portfolio (cost $146,081,070) (c), 99.7% (a)		188,777,268
Other Assets and Liabilities, net, 0.3% (a)		553,112

Net Assets, 100.0%		$189,330,380

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	Securities are valued according to procedures adopted by the Board of Trustees.
(c)	The aggregate identified cost for federal income tax purposes is the same. Market value includes net unrealized appreciation of $42,696,192 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $15,045,139 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $1,917,653.

ADR—American Depository Receipt.

GDR—Global Depository Receipt.

SDR—Swedish Depository Receipt.

144A—Securities purchased in a transaction exempt from registration pursuant to conditions of Rule 144A under the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

Sector Allocation as of

April 30, 2006 (% of net assets)

Forward Foreign Currency Contracts Outstanding

Contract To Deliver	In Exchange For		Delivery Date	Unrealized Depreciation
EUR 4,390,978	USD	5,390,102	06/30/06	175,044
CZK 20,468,684	USD	868,375	09/25/06	49,438

			Net Unrealized Depreciation	$224,482

CZK—Czech Koruna    EUR—Euro Currency    USD—United States Dollar

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Industry Allocation

April 30, 2006

(unaudited)

Industry Diversification	Value	% of Net Assets
Advertising	$1,447,224	0.8%
Aerospace/Defense	1,315,286	0.7%
Agriculture	697,969	0.4%
Apparel	926,831	0.5%
Auto Manufacturers	5,723,042	3.0%
Auto Parts & Equipment	2,007,124	1.1%
Banks	44,566,268	23.6%
Beverages	3,790,009	2.0%
Broadcasting Services/Programs	186,157	0.1%
Building Materials	6,821,571	3.6%
Chemicals	2,901,860	1.5%
Commercial Services	2,236,972	1.2%
Computers	332,423	0.2%
Distribution/Wholesale	955,101	0.5%
Diversified Manufacturer	1,731,169	0.9%
Electric	5,086,606	2.7%
Electrical Components & Equipment	1,162,337	0.6%
Electronics	1,701,283	0.9%
Energy-Alternative Sources	451,175	0.2%
Engineering & Construction	7,526,155	4.0%
Entertainment	344,928	0.2%
Financial Services	13,469,191	7.1%
Food	3,938,970	2.1%
Food Service	529,488	0.3%
Forest Products & Paper	412,050	0.2%
Government Obligations & Agencies	27,694	0.0%
Hand/Machine Tools	88,030	0.0%
Healthcare Products	928,599	0.5%
Healthcare Services	1,198,913	0.6%
Home Builders	77,240	0.0%
Home Furnishings	2,512,788	1.3%
Household Products	1,291,650	0.7%
Insurance	3,611,671	1.9%
Internet	219,853	0.1%
Investment Companies	4,711,959	2.5%
Iron/Steel	156,452	0.1%
Leisure Time	443,612	0.2%
Lodging	82,250	0.0%
Machinery	381,133	0.2%
Metal Fabricate/Hardware	99,583	0.1%
Mining	8,385,818	4.4%
Multimedia	1,473,588	0.8%
Office/Business Equipment	1,323,171	0.7%
Oil & Gas	12,564,428	6.6%
Pharmaceuticals	8,381,819	4.4%
Printing & Publishing	239,207	0.1%
Real Estate	3,733,723	2.0%
Retail	4,422,441	2.3%
Semiconductors	1,881,064	1.0%
Software	360,099	0.2%
Telecommunications	9,730,128	5.1%
Television, Cable & Radio	2,149,898	1.2%
Textiles	409,612	0.2%
Toys/Games/Hobbies	89,651	0.1%
Transportation	3,134,452	1.7%
Venture Capital	166,565	0.1%

Total Investments	$184,538,268	97.5%

The accompanying notes are an integral part of the financial statements.

Discussion of Mid Cap Stock Fund Performance

During an interview conducted on May 17, 2006, Todd McCallister, Ph.D., CFA, and Stacey Serafini Thomas, CFA, the portfolio managers of the Heritage Series Trust — Mid Cap Stock Fund (the “Fund”), discussed the Fund’s performance for the six-month period ended April 30, 2006. For performance returns, please see Stephen G. Hill’s letter on page one of this report.

Q: Describe the investment strategy used for the Fund during the reporting period.

A: We seek to capture significant long-term capital appreciation by investing in companies that meet our stringent selection criteria. The investment process focuses on companies that have a competitive advantage within their industry and fit within our growth and valuation guidelines.

We view investment decisions as if we were private buyers of a company. In other words, we want to own businesses (not just their numbers), which means focusing on firms that maintain sustainable competitive advantages within their industry. Additionally, we look for companies that we believe exhibit self-sustaining growth through substantial cash earnings and employ conservative accounting.

Each member of the team conducts extensive fundamental research to determine the ability of a company’s management team to maintain its competitive advantages and grow within its marketplace. We seek to build the portfolio from those firms with dominant market positions, sustainable profit rates, and market power not yet reflected in current valuations.

Q: How would you describe the overall U.S. market environment and condition during the reporting period?

A: During the semiannual reporting period, the market saw a broad-based run on low quality, high beta, and commodity stocks. The quintile of highest beta stocks in the Russell 3000® Index(a) (“Russell 3000”) performed nearly twice as well as the next highest quintile. Similarly, the quintile of lowest beta stocks saw the lowest returns. The quintile of lowest price-to-earnings ratios in the Russell 3000 saw the highest average returns.

The commodities-sensitive materials sector (steel, copper, and other metals) was the highest performing sector in the Russell 3000. The period also saw high returns in the industrials, energy, and financials sectors. The worst performing sectors in the broad market during the quarter were utilities and health care.

The reporting period has seen the economy become increasingly bifurcated: the risks in the consumer sector are substantial while the health of the corporate sector has never been better. The consumer is in the midst of a seven-year durable-spending boom that has been financed by debt growth and home price appreciation.

The corporate sector is the flip side of the coin. The corporate sector is awash in liquidity. Capital spending remains low and as of the end of 2005 was only 45% of gross cash flow versus a long-term average of 75%. And despite an over 50% increase in the value of corporate stock buybacks, cash hoards are still growing at a mid-teens rate while long-term debt to asset ratios are at a 35 year low.

We also saw a flattening yield curve in 2005 which indicated a possible slowdown in earnings growth on the horizon. However, the recent run on commodity stocks and rise in long-term interest rates suggest that the economy is still strong. A strong economy, Chinese demand for basic commodities, and growing corporate cash flows and cash balances have created one of the few anomalies in the stock market: stable, cash rich firms are selling at very reasonable cash flow yields. The recent spate of mergers that we have seen in the market indicates that private buyers are exploiting this anomaly.

(a) The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Mid-cap stocks generally did not perform as well as small-cap stocks during the reporting period. Stocks in the Russell 3000 with capitalizations under $1 billion had the best performance among market capitalization groups, while stocks with capitalizations over $8 billion had the worst performance.

We expect our fundamental research process to produce superior risk-adjusted returns over time and in most market conditions; however a sustained increase in inflation and commodity prices may make it more difficult for us to outperform the market. On the other hand, any slowdown in earnings growth would favor our investment style.

Q: How did the Fund compare to the S&P MidCap 400 Index during the reporting period?

A: The Fund’s Class A shares underperformed the Fund’s benchmark index, the S&P MidCap 400 Index (“S&P MidCap”), by approximately 1.9% during the semiannual period. While we are not satisfied with underperforming our benchmark during any time period, we also recognize that the bulk of underperformance can be attributed to a broad-based run on low quality, high beta stocks that occurred during the first quarter of 2006.

During similar low quality runs in years past, we have underperformed the benchmark by a wider margin. One reason why the recent low quality run was not able to hurt us significantly was because we were able to benefit from the run on commodity prices with some of our holdings within the materials sector. Another reason was that our philosophy of investing in stable growth companies with good balance sheets and high cash generation abilities has allowed the Fund to benefit from the recent takeover market.

At the sector level, the Fund was consistently underweight relative to the S&P MidCap in the utilities, energy, and industrials sectors. Our philosophy of finding stable growth companies with competitive advantages does not see us finding many opportunities within the interest-sensitive utilities sector. The consistent 7% underweight was a significant positive for the Fund during the semiannual period. Our underweight position within the energy sector did not have a significant effect during the period. Our underweight position relative to the S&P MidCap in the industrials sector detracted from relative performance by a small amount.

The Fund was consistently overweight relative to the S&P MidCap in the telecommunications and materials sectors. The materials sector was the Fund’s highest performing sector on an absolute basis. The higher weight in the telecommunications stocks had a negative allocation effect relative to the benchmark; however our superior selection within the industry more than offset the negative allocation effect.

Overall, allocation at the sector level did not have a significant impact on the Fund’s performance relative to the benchmark. Relative underperformance during the semiannual period can be explained in large part by our selection within the information technology sector. Particularly, high beta semiconductor stocks that were not owned in the Fund provided a significant boost to the benchmark’s performance during the period. Also, the Fund saw disappointing performance from some of our holdings in the information technology services industry.

Q: Which securities negatively and positively impacted the Fund’s performance during the reporting period?

A: Securities that contributed negatively to the Fund’s performance during the period are Westwood One Inc., Harman International Industries Inc., Websense Inc., Regis Corporation and Unumprovident Corporation. Westwood One provides radio stations across the U.S. with entertainment and traffic programming. The company suffered from higher programming costs associated with their Winter Olympics programming, and indicated that programming costs may continue to run high in the coming quarters as the company shifts its revenue base into alternative revenue sources. We sold out of the stock during the reporting period. Harman International Industries provides high fidelity audio products for consumer and professional use. The company slightly missed earnings expectations for the first time in four years due to weakness in iPod sales. The company released guidance for 2007 and 2008 that came in below market expectations. We view the guidance as overly-conservative. The company continued to assert its dominance within the industry with two new significant contract wins among automotive companies. The automotive backlog alone contains $13 billion of business over the next seven years, and continues to grow. At the semiannual period end, we continued to hold the stock. Websense provides internet monitoring software and services for employers. The company missed internal sales expectations due to problems within their North American sales force. We sold the stock. Regis Corporation sells hair care products in the U.S. After a few soft quarters that were attributed in part to the effects of hurricane season, the company preannounced lower earnings expectations for the most recent quarter. The miss was due to eroding margins and lower than expected sales. We sold out of the stock during the reporting period. UnumProvident is an insurance holdings company with operations in the U.S. and the United Kingdom. A recent Barron’s article brought to light the possibility that the company used financial reinsurance to boost 2005 statutory earnings in order to avoid a ratings downgrade tied to their statutory earnings. We became uncomfortable with the situation and sold the stock.

Securities that contributed positively to the Fund’s performance during the period are Allegheny Technologies Inc., FMC Technologies Inc., Amphenol Corporation, Blackrock Inc. and Danaher Corporation. Allegheny Technologies is a diversified specialty-materials producer. Pricing on the company’s materials and alloys has been a positive throughout the reporting period. We believe the company will continue to do well in an improving aerospace cycle as it expands its titanium production capabilities. The company has a record of evolving product mixes which helps it differentiate itself from other lower-multiple commodity driven companies. FMC Technologies makes a variety of equipment for airports, food processors, and offshore oil producers. The company has a large exposure to the international subsea drilling industry, which has been performing well as we reach the late stages of the energy cycle. It is dominant within its market place and continues to win more than its market share of new contracts due to its industry-leading technology and strong relationships with its international client base. Amphenol Corp. sells electrical, electronic, and fiber optic equipment. The company is one of the largest connector manufacturers in the world. Management has put together two solid quarters with significant organic growth in its connector business. Blackrock is one of the premier institutional fixed income investment managers and has been one of the steadiest growers in the industry. The company previously announced a merger with Merrill Lynch Investment Management that increased Blackrock’s diversity of assets under management. The new Merrill Lynch unit recently announced that its operating earnings are running 20% ahead of Blackrock’s original estimate when the deal was negotiated. Danaher Corp. manufactures and markets consumer and industrial products. The company has put together a couple of solid quarters with significant organic growth in its core business. We like management’s ability to continue growing their businesses and we maintain a large position in the Fund.

Q: What steps do you take to manage the Fund’s portfolio investment risks?

A: Investments in mid-cap companies generally involve greater risks than large-capitalization companies, due to their more limited managerial and financial resources. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. In addition, the Fund invests in growth companies that entail greater risks. The prices of growth company securities may rise and fall dramatically, based in part on investors’ perceptions of the company rather than on fundamental analysis of the stocks. We measure, monitor, and manage the risk of the mandate by examining the Fund’s beta, tracking error, and standard deviation versus the benchmark. Additionally, we seek to limit risk by: purchasing stocks we believe to be undervalued, conducting enough fundamental research to come away with a full understanding of the business in order to reduce the risk of earnings surprises, limiting individual industry weightings to a maximum of 25 percent of the Fund, and keeping Fund sector weightings to within seven percentage points of benchmark sector weightings.

Heritage Series Trust—Mid Cap Stock Fund

Investment Portfolio

April 30, 2006

(unaudited)

Shares		Value

Common Stocks—98.7% (a)
Advertising—1.3%
566,090	Harte-Hanks Communications, Inc.	$15,454,257

Auto Parts & Equipment—2.2%
494,720	Autoliv, Inc.	27,358,016

Chemicals—3.6%
362,695	Ecolab Inc.	13,709,871
543,215	Praxair, Inc.	30,490,658

		44,200,529

Commercial Services—3.2%
609,845	Manpower Inc.	39,731,402

Computers—1.9%
972,325	Ceridian Corporation*	23,559,435

Distribution/Wholesale—2.1%
428,110	CDW Corporation	25,481,107

Diversified Manufacturer—4.2%
618,820	Danaher Corporation	39,672,549
243,430	ESCO Technologies Inc.*	12,341,901

		52,014,450

Electrical Components & Equipment—0.8%
195,285	AMETEK, Inc.	9,621,692

Electronics—3.8%
804,160	Amphenol Corporation, Class “A”	46,480,447

Environmental Control—2.1%
575,110	Republic Services, Inc.	25,310,591

Financial Services—5.5%
141,175	Affiliated Managers Group, Inc.*	14,301,028
610,585	AllianceBernstein Holding LP	39,352,204
149,160	Euronext NV	13,312,530

		66,965,762

Food—1.8%
545,730	Dean Foods Company*	21,616,365

Healthcare Products—8.7%
566,365	C.R. Bard, Inc.	42,171,537
377,890	Dade Behring Holdings, Inc.	14,737,710
412,735	Dentsply International Inc.	24,627,897
268,830	Edwards Lifesciences Corporation*	11,946,805
250,820	Varian Medical Systems, Inc.*	13,137,952

		106,621,901

Shares		Value

Common Stocks (continued)
Healthcare Services—2.0%
219,405	Laboratory Corporation of America Holdings*	$12,528,026
303,200	Lincare Holdings Inc.*	11,985,496

		24,513,522

Home Furnishings—2.4%
327,885	Harman International Industries, Inc.	28,850,602

Household Products—1.2%
334,315	The Scotts Miracle-Gro Company, Class “A”	14,796,782

Insurance—9.7%
320,300	AMBAC Financial Group, Inc.	26,379,908
231,750	AmerUs Group Company	13,592,138
398,095	Assurant, Inc.	19,176,236
711,400	HCC Insurance Holdings, Inc.	23,824,786
372,310	Protective Life Corporation	18,764,424
841,595	UnumProvident Corporation	17,092,794

		118,830,286

Iron/Steel—1.4%
251,480	Allegheny Technologies Inc.	17,437,623

Metal Fabricate/Hardware—1.5%
297,145	Precision Castparts Corporation	18,714,192

Oil & Gas—3.8%
723,610	Chesapeake Energy Corporation	22,923,965
322,095	Forest Oil Corporation*	11,779,014
600,595	Mariner Energy, Inc.*	11,681,573

		46,384,552

Oil & Gas Services—4.9%
316,460	BJ Services Company	12,041,303
429,780	Cooper Cameron Corporation*	21,592,147
488,580	FMC Technologies, Inc.*	26,666,696

		60,300,146

Pharmaceuticals—0.2%
41,150	Neurocrine Biosciences, Inc.*	2,360,364

Retail—7.1%
574,165	Advance Auto Parts, Inc.	23,092,916
706,460	Staples, Inc.	18,657,609
723,590	The Gap, Inc.	13,089,743
780,590	The TJX Companies, Inc.	18,835,637
397,020	Tiffany & Company	13,852,028

		87,527,933

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Mid Cap Stock Fund

Investment Portfolio

April 30, 2006

(unaudited)

(continued)

Shares		Value

Common Stocks (continued)
Semiconductor Equipment—3.5%
338,550	Analog Devices, Inc.	$12,837,816
849,410	Linear Technology Corporation	30,154,055

		42,991,871

Software—8.0%
304,635	ANSYS, Inc.*	17,196,646
403,470	Fiserv, Inc.*	18,188,428
166,051	Intuit Inc.*	8,994,983
300,415	NAVTEQ Corporation*	12,473,231
528,050	The Dun & Bradstreet Corporation*	40,670,410

		97,523,698

Telecommunications—7.8%
654,725	ALLTEL Corporation	42,144,648
1,115,560	Tellabs, Inc.*	17,681,626
872,530	TELUS Corporation	36,061,665

		95,887,939

Television, Cable & Radio—2.0%
458,870	Shaw Communications Inc.	12,361,958
345,895	Univision Communications Inc., Class “A”*	12,344,993

		24,706,951

Transportation—2.0%
1,052,270	J.B. Hunt Transport Services, Inc.	25,075,594

Total Common Stocks (cost $1,083,746,053)		1,210,318,009

Value
Repurchase Agreement—1.7% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated April 28, 2006 @ 4.55% to be repurchased at $20,201,657 on May 1, 2006, collateralized by $20,910,000 United States Treasury Notes, 3.75% due May 15, 2008, (market value $20,449,327 including interest) (cost $20,194,000)	$20,194,000

Total Investment Portfolio (cost $1,103,940,053) (b), 100.4% (a)	1,230,512,009
Other Assets and Liabilities, net, (0.4%) (a)	(4,378,102)

Net Assets, 100.0%	$1,226,133,907

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is the same. Market value includes net unrealized appreciation of $126,571,956 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $136,023,951 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $9,451,995.

Sector Allocation as of

April 30, 2006 (% of net assets)

The accompanying notes are an integral part of the financial statements.

Discussion of Small Cap Stock Fund Performance

During an interview conducted on May 17, 2006, Bert Boksen, CFA, of Eagle Asset Management, Inc. (“Eagle”) and James Awad of Awad Asset Management, Inc. (“Awad”), the portfolio managers of the Heritage Series Trust — Small Cap Stock Fund (the “Fund”), discussed the Fund’s performance for the six-month period ended April 30, 2006. For performance returns, please see Stephen G. Hill’s letter on page one of this report.

Q: Describe the investment strategy used for the Fund during the reporting period.

A: During the reporting period, for the portion of the Fund’s portfolio subadvised by Eagle, we maintained our long-term investment strategy, to seek long-term capital appreciation. Our “bottom-up” approach(a) to investing makes it essential to perform fundamental research of prospective holdings. We strive to invest in the securities of companies with accelerating earnings growth, reasonable valuations, acceptable debt levels, and high or expanding returns on equity.

For the portion of the Fund’s portfolio subadvised by Awad, we like to identify companies that generate excess cash flow and have strong balance sheets. We then attempt to purchase these companies at low price-to-earning ratios, low price-to-earning growth rate ratios and below private market value and/or strategic acquisition value.

We both prefer that the management teams of companies we invest in have significant insider ownership, that is, substantial personal stakes in the success of the securities. We also firmly believe in the importance of meeting with company management. The portfolio management teams travel frequently to investor conferences and various company headquarters in order to meet face-to-face with the management teams of existing and prospective holdings.

Q: How would you describe the overall U.S. market environment and condition during the reporting period?

A: During the six-month reporting period, the economic environment remained generally good with sound growth, tolerable inflation and sensible interest rates. Small-cap stocks continued to outperform their counterpart large-cap stocks. In a reversal of the trend over the last several years, growth stocks outperformed value stocks at the smaller end of the market capitalization spectrum. Despite economic uncertainty, breadth in the small-cap market was expansive as all major sectors had positive returns. Sectors with above-average total returns in the small-cap growth space included technology, producer durables, energy and materials and processing. Sectors with total returns less than market average were health care, consumer discretionary and financials.

There were several major forces that influenced market returns during the reporting period, including further interest rate tightening by the Federal Reserve (which, incidentally, welcomed a new chairman in February when Ben Bernanke took the reins from Alan Greenspan), sparking fears that some air may be let out of the housing bubble. Oil prices were pushed to all time highs due to continued strength in demand for the commodity as well as increasing geopolitical risks (i.e., potential Iran conflict). On the positive side, job growth remained strong.

Q: How did the Fund compare to the Russell 2000® Index during the reporting period?

A: The Fund’s emphasis on quality, risk aversion and strict valuation parameters resulted in the Fund not performing as well as higher risk funds. Performance was slightly behind the Russell 2000® Index (the Fund’s benchmark), but this was accomplished with less risk than the benchmark. Our preference is to concentrate on long-term economic value rather than on short-term stock momentum.

During the six-month reporting period, the Fund benefited from its underweight positions in financial services and utilities, as both sectors underperformed the average return of the Russell 2000® Index. The Fund’s overweight position in producer durables, along with strong stock selection in the sector, made it our best

(a) A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole.

performing sector on both an absolute and relative basis. Our bottom-up strategy served us well as our stock selection was strong, particularly within the producer durables and materials & processing sectors. The Fund was also overweight in consumer discretionary, which had a negative affect on returns since the sector had below market returns.

While we are growth investors at Eagle, our secondary emphasis on valuation has historically led our strategy to lag the benchmark in very strong periods, while outperforming in flat and falling markets.

Q: Which securities negatively impacted the Fund’s performance during the six-month reporting period?

A: Securities that negatively impacted the Fund for the six-month reporting period were Cooper Companies Inc., Arena Pharmaceuticals Inc., Doral Financial Corporation, Blue Nile Inc., Capital Crossing Bank and MCG Capital Corporation. Shares of Cooper Companies Inc., which makes specialty contact lenses, came under pressure due to concerns regarding the competitive impact of a competitor’s relaunch of a silicon hydrogel contact lens. The company plans to launch a competing lens, but it is not expected to reach the market until the later part of 2006. The company began to lose market share to its competitors, forcing it to lower guidance. We sold the stock because of its questionable near-term outlook. Arena Pharmaceuticals Inc. is a biopharmaceutical company that has developed Constitutively Activated Receptor Technology (CART). This technology is used to identify drug-like compounds more efficiently than traditional drug discovery techniques. Two of the company’s product candidates are in clinical trials, one for the treatment of obesity and one for the treatment of insomnia. There has been no significant stock-specific news to explain negative returns, and we believe the company’s long-term growth prospects remain intact. Doral Financial Corporation is a Puerto Rico based diversified financial services company. We sold our position in the stock after the company’s 10-K indicated deteriorating credit quality and increasing liquidity pressures. Blue Nile Inc. is an online retailer of diamonds and jewelry. The firm unexpectedly encountered an aggressive increase in costs from online-search engines, its top marketing vehicles, which caused the company to miss earnings expectations. Year-over-year sales growth was not as robust as we had anticipated, and we sold the stock. The Fund continues to hold Capital Crossing Bank and MCG Capital Corporation which are financial service companies which we feel are selling at low valuations relative to both book value and earnings. We believe each company’s fundamentals remain good and valuations remain attractive, despite the negative performance.

Q: Which securities positively impacted the Fund’s performance during the six-month reporting period?

A: Top performing securities that contributed to the Fund’s performance during the six-month reporting period included Aleris International Inc., General Cable Corporation, OYO Geospace Corporation, Bucyrus International Inc., Hughes Supply Inc., Commscope Inc. and Moneygram International Inc. Aleris International Inc. is a recycler of aluminum and zinc. The company has benefited from improving fundamentals in the metals market and strategic acquisitions. Aluminum and zinc price strength continues to drive the stock’s performance. The stock is also benefiting from potential improvements in North American private non-residential construction markets, including hurricane repair needs over the next several years. General Cable Corporation manufactures and distributes wire and cable products. The company has experienced improved demand in nearly all end markets and is increasing its geographic penetration. OYO Geospace Corporation designs and manufactures instruments and equipment used in the acquisition and processing of seismic data for the oil and gas industry. We believe one of the company’s biggest growth opportunities is in its reservoir systems segment. Recent high-margin contracts for its reservoir products (including two by BP worth over $21 million combined) signal oil company readiness to adopt this improving technology. Bucyrus International Inc. manufactures surface mining equipment primarily serving four commodity markets: copper, coal, iron ore and oil sands. All of these commodities are in the midst of a strong upswing in pricing leading to favorable supply/demand issues. In a typical commodity cycle, mining equipment capital expenditures lag mineral prices, and the current cycle seems to be following that pattern. Hughes Supply Inc. contributed positively to performance largely due to being acquired by Home Depot as they expanded into the building supply business. The company benefited from the strong economy during the reporting period. Commscope Inc. and Moneygram International Inc. were strong performers which the Fund has taken some profits, but continue to hold core positions. Commscope Inc.

benefited from demand for communication cable and optics. Moneygram International Inc. benefited from providing banking and money transfer products to small communities and to visiting foreign workers.

Q: What steps do you take to manage the Fund’s portfolio investment risks?

A: Investments in small-cap companies generally involve greater risks than large-capitalization companies due to their more limited managerial and financial resources. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. In addition, the Fund invests in growth companies that entail greater risks. The prices of growth company securities may rise and fall dramatically, based in part on investors’ perceptions of the company rather than on fundamental analysis of the stocks. In our effort to help manage such risks for the portion of the Fund’s portfolio subadvised by Awad, we attempt to invest in what we consider to be reasonably priced stocks. Specifically we buy companies that we believe are growing, dominate their markets, have good balance sheets, generate excess cash and are managed by excellent management teams. In addition, the prices we pay are below strategic acquisition value and/or private equity takeover value; thus if the fundamentals are good it is possible that a strategic or financial buyer will take over the entire company if the price goes below fair value. For the portion of the Fund’s portfolio subadvised by Eagle, we manage these risks by diversifying among market sectors and trim holdings that grow above 5% of the total portfolio. In addition, prior to purchasing a security we perform extensive fundamental research on the company and a comparative analysis of its peer group. If satisfied, we will then only purchase the security if we can do so at what we consider a reasonable price.

Heritage Series Trust—Small Cap Stock Fund

Investment Portfolio

April 30, 2006

(unaudited)

Shares		Value

Common Stocks—93.7% (a)
Aerospace/Defense—0.9%
115,000	EDO Corporation	$3,004,950
18,000	Teledyne Technologies, Inc.*	655,380

		3,660,330

Agriculture—1.1%
148,075	Delta & Pine Land Company	4,380,058

Banks—0.7%
88,000	Capital Crossing Bank*	2,587,200

Beverages—1.0%
164,000	Constellation Brands, Inc., Class “A”*	4,050,800

Biotechnology—3.2%
96,325	Arena Pharmaceuticals, Inc.*	1,363,962
262,925	Ariad Pharmaceuticals, Inc.*	1,538,111
10,000	Bio-Rad Laboratories, Inc., Class “A”*	654,100
147,200	Charles River Laboratories International, Inc.*	6,955,200
244,475	deCODE genetics, Inc.*	1,928,908

		12,440,281

Building Materials—1.6%
189,500	Lennox International Inc.	6,183,385

Commercial Services—4.4%
242,600	ADESA, Inc.	6,188,724
16,845	Clayton Holdings, Inc.*	363,347
74,725	Corrections Corporation of America*	3,353,658
239,000	Interactive Data Corporation	5,322,530
100,000	Navigant Consulting, Inc.*	2,108,000

		17,336,259

Computers—4.1%
118,062	FactSet Research Systems Inc.	5,211,257
111,050	M-Systems Flash Disk Pioneers Ltd.*	3,827,894
698,975	McDATA Corporation, Class “A”*	3,376,049
174,500	RadiSys Corporation*	3,692,420

		16,107,620

Distribution/Wholesale—0.8%
68,200	SCP Pool Corporation	3,186,304

Shares		Value

Common Stocks (continued)
Diversified Manufacturer—3.5%
48,500	Actuant Corporation, Class “A”	$3,101,575
24,680	Applied Films Corporation*	540,985
159,500	Blount International, Inc.*	2,470,655
170,000	Federal Signal Corporation	3,184,100
465,000	Jacuzzi Brands, Inc.*	4,543,050

		13,840,365

Electrical Components & Equipment—2.8%
192,190	Advanced Energy Industries, Inc.*	3,015,461
127,000	Belden CDT Inc.	3,975,100
122,750	General Cable Corporation*	3,875,218

		10,865,779

Electronics—4.1%
84,500	Benchmark Electronics, Inc.*	2,306,850
51,370	Cogent Inc.*	840,413
117,080	Coherent, Inc.*	4,333,131
134,985	Dolby Laboratories, Inc., Class “A”*	3,177,547
66,775	OYO Geospace Corporation*	3,888,976
73,700	Photon Dynamics, Inc.*	1,403,985

		15,950,902

Engineering & Construction—1.7%
151,200	URS Corporation*	6,512,184

Entertainment—3.7%
345,000	Lions Gate Entertainment Corporation*	3,370,650
80,000	Macrovision Corporation*	1,832,000
139,475	Shuffle Master, Inc.*	5,153,601
145,075	Sunterra Corporation*	1,933,850
57,525	Vail Resorts, Inc.*	2,162,940

		14,453,041

Environmental Control—3.3%
179,560	Aleris International, Inc.*	8,304,650
116,087	Waste Connections, Inc.*	4,469,350

		12,774,000

Healthcare Products—3.3%
161,180	American Medical Systems Holdings, Inc.*	3,579,808
42,200	Arrow International, Inc.	1,317,906
55,350	DJ Orthopedics, Inc.*	2,200,716
72,525	Respironics, Inc.*	2,655,866
58,890	SurModics, Inc.*	2,094,128
54,850	Thoratec Corporation*	987,848

		12,836,272

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Small Cap Stock Fund

Investment Portfolio

April 30, 2006

(unaudited)

(continued)

Shares		Value

Common Stocks (continued)
Healthcare Services—2.6%
163,025	Centene Corporation*	$4,188,112
72,600	Healthways, Inc.*	3,561,756
124,425	Horizon Health Corporation*	2,600,482

		10,350,350

Home Builders—0.9%
219,000	Champion Enterprises, Inc.*	3,341,940

Home Furnishings—1.4%
90,000	DTS, Inc.*	1,688,400
224,125	Universal Electronics, Inc.*	3,881,845

		5,570,245

Insurance—2.3%
107,170	Philadelphia Consolidated Holding Corporation*	3,550,542
114,500	The PMI Group, Inc.	5,284,175

		8,834,717

Internet—1.5%
285,000	1-800-FLOWERS.COM, Inc., Class “A”*	2,057,700
34,800	Avocent Corporation*	937,512
72,600	eCollege.com*	1,542,750
122,450	Internet Capital Group, Inc.*	1,144,908

		5,682,870

Investment Companies—1.2%
308,575	MCG Capital Corporation	4,554,567

Leisure Time—0.9%
300,000	K2, Inc.*	3,537,000

Machinery—2.2%
94,352	Bucyrus International, Inc.	4,897,812
118,400	Intermec, Inc.*	3,136,416
19,000	Robbins & Myers, Inc.	461,700

		8,495,928

Metal Fabricate/Hardware—1.3%
118,000	Kaydon Corporation	5,066,920

Multimedia—0.5%
251,620	Entravision Communications Corporation, Class “A”*	2,108,576

Shares		Value

Common Stocks (continued)
Oil & Gas—6.2%
154,000	Comstock Resources, Inc.*	$4,786,320
144,000	Energy Partners, Ltd.*	3,713,760
445,000	Grey Wolf, Inc.*	3,471,000
98,925	Patterson-UTI Energy, Inc.	3,201,213
87,100	Swift Energy Company*	3,689,556
92,125	Unit Corporation*	5,320,219

		24,182,068

Oil & Gas Services—1.2%
43,075	Core Laboratories NV*	2,638,344
7,070	Hercules Offshore, Inc.*	289,093
39,300	Tetra Technologies, Inc.*	1,933,560

		4,860,997

Pharmaceuticals—1.6%
122,600	Dendreon Corporation*	498,982
183,600	KV Pharmaceutical Company, Class “A”*	3,962,088
69,250	NBTY, Inc.*	1,568,512

		6,029,582

Printing & Publishing—1.4%
148,200	John Wiley & Sons, Inc., Class “A”	5,430,048

REITS—2.8%
135,000	Crescent Real Estate Equities Company	2,700,000
381,500	Highland Hospitality Corporation	4,921,350
209,000	Kite Realty Group Trust	3,191,430

		10,812,780

Retail—10.9%
86,025	Allion Healthcare, Inc.*	917,887
106,500	Brinker International, Inc.	4,170,540
64,175	Build-A-Bear Workshop, Inc.*	2,072,852
239,525	Cash America International, Inc.	7,875,582
80,200	CBRL Group, Inc.	3,264,942
125,325	Genesco Inc.*	5,179,682
78,370	Guitar Center, Inc.*	4,213,171
64,800	Red Robin Gourmet Burgers, Inc.*	2,913,408
112,000	School Specialty, Inc.*	4,073,440
128,400	Stage Stores, Inc.	4,013,784
85,500	United Auto Group, Inc.	3,616,650

		42,311,938

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Small Cap Stock Fund

Investment Portfolio

April 30, 2006

(unaudited)

(continued)

Shares		Value

Common Stocks (continued)
Semiconductors—2.1%
75,275	ATMI, Inc.*	$2,137,810
266,000	Integrated Device Technology, Inc.*	4,048,520
49,845	Supertex, Inc.*	1,925,014

		8,111,344

Software—7.4%
91,950	ANSYS, Inc.*	5,190,578
73,860	Avid Technology, Inc.*	2,847,303
66,275	Global Payments Inc.	3,143,423
403,000	infoUSA Inc.	4,501,510
192,500	MoneyGram International, Inc.	6,525,750
131,075	Netsmart Technologies, Inc.*	1,854,711
60,450	Per-Se Technologies, Inc.*	1,689,578
114,180	Trident Microsystems, Inc.*	3,037,188

		28,790,041

Telecommunications—4.9%
28,125	Anixter International, Inc.	1,429,875
302,000	CommScope, Inc.*	9,981,100
86,700	EMS Technologies, Inc.*	1,664,640
131,175	Ixia*	1,482,278
120,000	Polycom, Inc.*	2,640,000
80,000	Syniverse Holdings, Inc.*	1,416,800
36,050	Tekelec*	514,794

		19,129,487

Toys/Games/Hobbies—0.2%
24,475	RC2 Corporation*	967,742

Total Common Stocks (cost $257,340,750)		365,333,920

Value
Repurchase Agreement—7.1%(a)
Repurchase Agreement with State Street Bank and Trust Company, dated April 28, 2006 @ 4.55% to be repurchased at $27,541,439 on May 1, 2006, collateralized by $28,510,000 United States Treasury Notes, 3.75% due May 15, 2008, (market value $28,366,244 including interest) (cost $27,531,000)	$27,531,000

Total Investment Portfolio (cost $284,871,750) (b), 100.8% (a)	392,864,920
Other Assets and Liabilities, net, (0.8%) (a)	(2,798,262)

Net Assets, 100.0%	$390,066,658

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is the same. Market value includes purposes is the same. Market value includes net unrealized appreciation of $107,993,170 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $111,803,129 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $3,809,959.

Sector Allocation as of

April 30, 2006 (% of net assets)

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Assets and Liabilities

April 30, 2006

(unaudited)

	Core Equity Fund	Diversified Growth Fund	International Equity Fund
Assets
Investments, at value (identified cost $115,266,063, $195,162,445 and $141,842,070, respectively)	$118,169,667	$243,107,676	$184,538,268
Repurchase agreement, (identified cost is the same as value)	13,800,000	3,740,000	4,239,000
Cash	290	130	182
Foreign currency (cost $86,355 )	—	—	86,476
Receivables:
Investments sold	—	9,331,150	9,563,625
Fund shares sold	1,564,122	604,183	1,200,351
Dividends and interest	93,017	4,334	313,817
Foreign taxes recoverable	—	—	45,985
Other receivables	—	—	957
Deferred state qualification expenses	43,704	36,546	25,922

Total assets	133,670,800	256,824,019	200,014,583
Liabilities
Payables:
Investments purchased	$3,784,026	$10,851,717	$9,910,698
Fund shares redeemed	322,537	397,874	135,586
Accrued investment advisory fee	67,403	119,967	177,345
Accrued administrative fee	8,399	29,991	22,350
Accrued distribution fees	14,993	107,170	102,575
Accrued shareholder servicing fee	3,739	24,350	18,206
Accrued fund accounting fee	8,030	8,196	23,100
Unrealized depreciation on forward foreign currency contracts	—	—	224,482
Other accrued expenses	33,426	28,266	69,861

Total liabilities	4,242,553	11,567,531	10,684,203

Net assets	$129,428,247	$245,256,488	$189,330,380

Net Assets
Net assets consist of:
Paid-in capital	$126,074,932	$179,664,540	$138,786,602
Undistributed net investment income (loss)	135,458	(556,182)	(707,415)
Accumulated net realized gain	314,253	18,202,899	8,777,675
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	2,903,604	47,945,231	42,473,518

Net assets	$129,428,247	$245,256,488	$189,330,380

Net assets, at market value
Class A shares	$20,692,916	$151,779,427	$79,090,484
Class B shares	N/A	18,896,756	5,780,425
Class C shares	13,252,705	74,580,305	104,459,471
Class I shares	95,482,626	—	N/A

Total	$129,428,247	$245,256,488	$189,330,380

Shares of beneficial interest outstanding
Class A shares	1,335,112	5,094,223	2,673,150
Class B shares	N/A	678,574	209,467
Class C shares	861,601	2,677,619	3,784,634
Class I shares	6,155,263	—	N/A

Total	8,351,976	8,450,416	6,667,251

Net Asset Value—offering and redemption price per share Class A shares	$15.50	$29.79	$29.59

Maximum offering price per Class A share (100/95.25 of $15.50, $29.79 and $29.59, respectively)	$16.27	$31.28	$31.07

Class B shares	N/A	$27.85	$27.60

Class C shares	$15.38	$27.85	$27.60

Class I shares	$15.51	$—	N/A

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Assets and Liabilities

April 30, 2006

(unaudited)

(continued)

	Mid Cap Stock Fund	Small Cap Stock Fund
Assets
Investments, at value (identified cost $1,083,746,053 and $257,340,750, respectively)	$1,210,318,009	$365,333,920
Repurchase agreement (identified cost is the same as value)	20,194,000	27,531,000
Cash	681	614
Receivables:
Investments sold	65,281,648	6,084,409
Fund shares sold	5,026,111	1,422,051
Dividends and interest	355,997	71,490
Deferred state qualification expenses	48,788	54,057

Total assets	1,301,225,234	400,497,541
Liabilities
Payables:
Investments purchased	$70,452,364	$9,183,553
Fund shares redeemed	3,227,472	778,073
Accrued investment advisory fee	560,112	190,042
Accrued administrative fee	149,541	47,511
Accrued distribution fees	491,695	150,369
Accrued shareholder servicing fee	111,736	33,709
Accrued fund accounting fee	8,200	8,200
Other accrued expenses	90,207	39,426

Total liabilities	75,091,327	10,430,883

Net assets	$1,226,133,907	$390,066,658

Net Assets
Net assets consist of:
Paid-in capital	$990,606,869	$272,216,699
Accumulated net investment loss	(3,198,558)	(1,069,610)
Accumulated net realized gain	112,153,640	10,926,399
Net unrealized appreciation on investments	126,571,956	107,993,170

Net assets	$1,226,133,907	$390,066,658

Net assets, at market value
Class A shares	$829,882,118	$274,072,547
Class B shares	61,587,500	12,456,250
Class C shares	334,664,289	103,537,861

Total	$1,226,133,907	$390,066,658

Shares of beneficial interest outstanding
Class A shares	28,239,111	7,278,066
Class B shares	2,260,308	365,494
Class C shares	12,276,856	3,036,303

Total	42,776,275	10,679,863

Net Asset Value—offering and redemption price per share Class A shares	$29.39	$37.66

Maximum offering price per Class A share (100/95.25 of $29.39 and $37.66, respectively)	$30.86	$39.54

Class B shares	$27.25	$34.08

Class C shares	$27.26	$34.10

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Operations

For the Six-Month Period Ended April 30, 2006

(unaudited)

	Core Equity Fund	Diversified Growth Fund	International Equity Fund	Mid Cap Stock Fund	Small Cap Stock Fund
Investment Income
Income:
Gross dividends	$425,835	$1,105,317	$1,244,194	$3,929,161	$1,067,872
Foreign withholding tax	(11,724)	—	(122,888)	(46,909)	—

Net dividends	414,111	1,105,317	1,121,306	3,882,252	1,067,872
Interest	133,829	158,691	38,419	544,697	476,959

Total income	547,940	1,264,008	1,159,725	4,426,949	1,544,831
Expenses:
Investment advisory fee	174,269	779,695	639,609	3,394,318	1,187,046
Administrative fee	27,585	115,529	80,495	553,931	178,486
Distribution fees	86,012	630,003	540,854	2,766,593	860,772
Shareholder servicing fees	36,576	131,481	77,562	611,422	203,783
Custodian fee	—	3,171	86,796	15,815	7,273
Fund accounting fee	45,328	46,194	19,364	46,198	46,498
Professional fees	23,328	23,378	22,553	25,544	25,408
State qualification expenses	26,412	47,959	34,833	79,477	46,730
Offering expenses	32,271	—	—	—	—
Reports to shareholders	3,639	15,708	11,061	82,107	29,105
Trustees’ fees and expenses	12,430	12,430	12,430	12,430	12,430
Other	9,311	14,642	14,479	37,672	16,910

Total expenses before adjustments	477,161	1,820,190	1,540,036	7,625,507	2,614,441
Fees and expenses waived and/or reimbursed	(64,679)	—	—	—	—
Previously waived fees recovered by Manager	—	—	188,338	—	—

Total expenses after adjustments	412,482	1,820,190	1,728,374	7,625,507	2,614,441

Net investment income (loss)	135,458	(556,182)	(568,649)	(3,198,558)	(1,069,610)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain from investment transactions	336,596	18,380,017	9,796,993	113,221,855	11,474,332
Net realized loss from forward foreign currency transactions	—	—	(851,747)	—	—
Net change in unrealized appreciation on investments	3,439,587	18,986,421	29,568,712	24,401,986	49,001,199
Net change in unrealized depreciation on the translation of assets and liabilities denominated in foreign currencies	—	—	(232,829)	—	—

Net gain on investments	3,776,183	37,366,438	38,281,129	137,623,841	60,475,531

Net increase in net assets resulting from operations	$3,911,641	$36,810,256	$37,712,480	$134,425,283	$59,405,921

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Changes in Net Assets

Core Equity Fund	For the Six-Month Period Ended April 30, 2006 (unaudited)	For the Period Ended October 31, 2005*
Increase in net assets:
Operations:
Net investment income (loss)	$135,458	$(33,271)
Net realized gain (loss) from investment transactions	336,596	(22,344)
Net change in unrealized appreciation (depreciation) on investments	3,439,587	(535,983)

Net increase (decrease) in net assets resulting from operations	3,911,641	(591,598)
Increase in net assets from Fund share transactions	96,376,212	29,731,992

Increase in net assets	100,287,853	29,140,394
Net assets, beginning of period	29,140,394	—

Net assets, end of period (including undistributed net investment income of $135,458 for the period ended April 30, 2006)	$129,428,247	$29,140,394

*	For the period May 2, 2005 (commencement of operations) to October 31, 2005.

Diversified Growth Fund	For the Six-Month Period Ended April 30, 2006 (unaudited)	For the Fiscal Year Ended October 31, 2005
Increase in net assets:
Operations:
Net investment loss	$(556,182)	$(2,279,758)
Net realized gain from investment transactions	18,380,017	12,701,675
Net change in unrealized appreciation on investments	18,986,421	7,207,718

Net increase in net assets resulting from operations	36,810,256	17,629,635
Distributions to shareholders from:
Net realized gains Class A shares, ($1.42 and $1.21 per share, respectively)	(6,832,930)	(4,068,205)
Net realized gains Class B shares, ($1.42 and $1.21 per share, respectively)	(1,065,603)	(1,061,842)
Net realized gains Class C shares, ($1.42 and $1.21 per share, respectively)	(3,748,005)	(3,289,914)

Net distributions to shareholders	(11,646,538)	(8,419,961)
Increase in net assets from Fund share transactions	6,526,404	37,595,152

Increase in net assets	31,690,122	46,804,826
Net assets, beginning of period	213,566,366	166,761,540

Net assets, end of period (including accumulated net investment loss of $556,182 for the period ended April 30, 2006)	$245,256,488	$213,566,366

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Changes in Net Assets

(continued)

International Equity Fund	For the Six-Month Period Ended April 30, 2006 (unaudited)	For the Fiscal Year Ended October 31, 2005
Increase in net assets:
Operations:
Net investment loss	$(568,649)	$(77,628)
Net realized gain from investment transactions	9,796,993	11,927,993
Net realized gain (loss) from forward foreign currency transactions	(851,747)	36,186
Net change in unrealized appreciation on investments	29,568,712	6,306,281
Net change in unrealized appreciation (depreciation) on the translation of assets and liabilities denominated in foreign currencies	(232,829)	10,149

Net increase in net assets resulting from operations	37,712,480	18,202,981
Distributions to shareholders from:
Net investment income Class A shares, ($0.16 and $0.33 per share, respectively)	(342,372)	(465,138)
Net investment income Class B shares, ($0.01 and $0.20 per share, respectively)	(2,378)	(22,104)
Net investment income Class C shares, ($0.01 and $0.20 per share, respectively)	(40,860)	(493,411)
Net realized gains Class A shares, ($2.04 per share)	(4,260,979)	—
Net realized gains Class B shares, ($2.04 per share)	(382,474)	—
Net realized gains Class C shares, ($2.04 per share)	(6,570,783)	—

Net distributions to shareholders	(11,599,846)	(980,653)
Increase in net assets from Fund share transactions	36,642,994	31,377,919

Increase in net assets	62,755,628	48,600,247
Net assets, beginning of period	126,574,752	77,974,505

Net assets, end of period (including accumulated net investment loss of $668,047 and net investment income of $246,844 respectively)	$189,330,380	$126,574,752

Mid Cap Stock Fund	For the Six-Month Period Ended April 30, 2006 (unaudited)	For the Fiscal Year Ended October 31, 2005
Increase in net assets:
Operations:
Net investment loss	$(3,198,558)	$(6,417,221)
Net realized gain from investment transactions	113,221,855	82,250,623
Net change in unrealized appreciation of investments	24,401,986	19,621,686

Net increase in net assets resulting from operations	134,425,283	95,455,088
Distributions to shareholders from:
Net realized gains Class A shares, ($1.96 per share)	(45,723,220)	—
Net realized gains Class B shares, ($1.96 per share)	(4,446,121)	—
Net realized gains Class C shares, ($1.96 per share)	(21,579,844)	—

Net distributions to shareholders	(71,749,185)	—
Increase in net assets from Fund share transactions	187,179,275	238,447,287

Increase in net assets	249,855,373	333,902,375
Net assets, beginning of period	976,278,534	642,376,159

Net assets, end of period (including accumulated net investment loss of $3,198,558 for the period ended April 30, 2006)	$1,226,133,907	$976,278,534

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Changes in Net Assets

(continued)

Small Cap Stock Fund	For the Six-Month Period Ended April 30, 2006 (unaudited)	For the Fiscal Year Ended October 31, 2005
Increase in net assets:
Operations:
Net investment loss	$(1,069,610)	$(2,029,617)
Net realized gain from investment transactions	11,474,332	11,805,222
Net change in unrealized appreciation of investments	49,001,199	9,531,049

Net increase in net assets resulting from operations	59,405,921	19,306,654
Distributions to shareholders from:
Net realized gains Class A shares, ($1.14 and $1.56 per share, respectively)	(7,831,214)	(9,981,079)
Net realized gains Class B shares, ($1.14 and $1.56 per share, respectively)	(489,107)	(773,229)
Net realized gains Class C shares, ($1.14 and $1.56 per share, respectively)	(3,420,551)	(4,257,737)

Net distributions to shareholders	(11,740,872)	(15,012,045)
Increase in net assets from Fund share transactions	13,392,530	49,238,897

Increase in net assets	61,057,579	53,533,506
Net assets, beginning of period	329,009,079	275,475,573

Net assets, end of period (including accumulated net investment loss of $1,069,610 for the period ended April 30, 2006)	$390,066,658	$329,009,079

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Core Equity Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*		Class C Shares*		Class I Shares*
	For the Six-Month Period Ended April 30, 2006 (unaudited)	For the Period Ended October 31, 2005†	For the Six-Month Period Ended April 30, 2006 (unaudited)	For the Period Ended October 31, 2005†	For the Period Ended April 30, 2006‡ (unaudited)
Net asset value, beginning of period	$14.29	$14.29	$14.23	$14.29	$15.17

Income from Investment Operations:
Net investment income (loss)	0.05	(0.01)	(0.06)	(0.05)	0.01
Net realized and unrealized gain (loss) on investments	1.16	0.01	1.21	(0.01)	0.33

Total from Investment Operations	1.21	0.00	1.15	(0.06)	0.34

Net asset value, end of period	$15.50	$14.29	$15.38	$14.23	$15.51

Total Return (%) (a) (b)	8.47	0.00	8.08	(0.42)	2.24

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%) (c)	1.59	1.65	2.34	2.40	0.95
Without expenses waived (%) (c)	1.83	3.25	2.58	4.00	1.17
Net investment income (loss) to average daily net assets (%) (c)	0.71	(0.09)	(0.05)	(0.85)	0.59
Portfolio turnover rate (%)	14	66	14	66	14
Net assets, end of period ($ millions)	21	19	13	10	95

*	Per share amounts have been calculated using the monthly average share method.
†	For the period May 2, 2005 (commencement of operations) to October 31, 2005.
‡	For the period March 3, 2006 (commencement of operations) to April 30, 2006.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Diversified Growth Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*							Class B Shares*							Class C Shares*
	For the Six Month Period Ended April 30, 2006 (unaudited)		For the Fiscal Years Ended October 31					For the Six Month Period Ended April 30, 2006 (unaudited)		For the Fiscal Years Ended October 31					For the Six Month Period Ended April 30, 2006 (unaudited)		For the Fiscal Years Ended October 31
			2005	2004	2003	2002	2001			2005	2004	2003	2002	2001			2005	2004	2003	2002	2001
Net asset value, beginning of period	$26.72		$25.26	$23.92	$18.21	$17.98	$27.46	$25.15		$24.02	$22.92	$17.57	$17.48	$26.98	$25.15		$24.02	$22.92	$17.57	$17.48	$26.98

Income from Investment Operations:
Net investment loss	(0.03)		(0.22)	(0.23)	(0.23)	(0.23)	(0.13)	(0.12)		(0.39)	(0.40)	(0.37)	(0.37)	(0.28)	(0.12)		(0.39)	(0.40)	(0.37)	(0.37)	(0.28)
Net realized and unrealized gain (loss) on investments	4.52		2.89	1.57	5.94	0.46	(5.82)	4.24		2.73	1.50	5.72	0.46	(5.69)	4.24		2.73	1.50	5.72	0.46	(5.69)

Total from Investment Operations	4.49		2.67	1.34	5.71	0.23	(5.95)	4.12		2.34	1.10	5.35	0.09	(5.97)	4.12		2.34	1.10	5.35	0.09	(5.97)

Less Distributions:
Distributions from net realized gains	(1.42)		(1.21)	—	—	—	(3.53)	(1.42)		(1.21)	—	—	—	(3.53)	(1.42)		(1.21)	—	—	—	(3.53)

Net asset value, end of period	$29.79		$26.72	$25.26	$23.92	$18.21	$17.98	$27.85		$25.15	$24.02	$22.92	$17.57	$17.48	$27.85		$25.15	$24.02	$22.92	$17.57	$17.48

Total Return (%) (a)	17.32	(b)	10.66	5.60	31.36	1.28	(23.66)	16.91	(b)	9.80	4.80	30.45	0.51	(24.23)	16.91	(b)	9.80	4.80	30.45	0.51	(24.23)

Ratios and Supplemental Data
Expenses to average daily net assets	1.27	(c)	1.34	1.38	1.48	1.45	1.47	2.02	(c)	2.09	2.13	2.23	2.20	2.22	2.02	(c)	2.09	2.13	2.23	2.20	2.22
Net investment loss to average daily net assets (%)	(0.19	)(c)	(0.81)	(0.92)	(1.14)	(1.13)	(0.63)	(0.91	)(c)	(1.55)	(1.67)	(1.89)	(1.88)	(1.39)	(0.94	)(c)	(1.55)	(1.68)	(1.89)	(1.88)	(1.39)
Portfolio turnover rate (%)	43		75	92	152	201	249	43		75	92	152	201	249	43		75	92	152	201	249
Net assets, end of period ($ millions)	152		127	80	60	41	38	19		19	22	22	16	15	75		67	65	52	36	30

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*								Class B Shares*								Class C Shares*
	For the Six-Month Period Ended April 30, 2006 (unaudited)		For the Fiscal Years Ended October 31						For the Six-Month Period Ended April 30, 2006 (unaudited)		For the Fiscal Years Ended October 31						For the Six-Month Period Ended April 30, 2006 (unaudited)		For the Fiscal Years Ended October 31
			2005	2004	2003	2002		2001			2005	2004	2003	2002		2001			2005	2004	2003	2002		2001
Net asset value, beginning of period	$25.20		$20.95	$17.93	$14.68	$17.14		$27.41	$23.58		$19.66	$16.89	$13.94	$16.39		$26.49	$23.58		$19.66	$16.89	$13.94	$16.39		$26.48

Income from Investment Operations:
Net investment income (loss)	(0.04	)(a)	0.09	0.05	0.10	(0.09	)(b)	(0.13)	(0.13	)(a)	(0.08)	(0.09)	(0.03)	(0.20	)(b)	(0.29)	(0.13	)(a)	(0.08)	(0.09)	(0.03)	(0.20	)(b)	(0.28)
Net realized and unrealized gain (loss) on investments	6.63		4.49	3.12	3.15	(2.37)		(7.83)	6.20		4.20	2.93	2.98	(2.25)		(7.50)	6.20		4.20	2.93	2.98	(2.25)		(7.50)

Total from Investment Operations	6.59		4.58	3.17	3.25	(2.46)		(7.96)	6.07		4.12	2.84	2.95	(2.45)		(7.79)	6.07		4.12	2.84	2.95	(2.45)		(7.78)

Less Distributions:
Dividends from net investment income	(0.16)		(0.33)	(0.15)	—	—		—	(0.01)		(0.20)	(0.07)	—	—		—	(0.01)		(0.20)	(0.07)	—	—		—
Distributions from net realized gains	(2.04)		—	—	—	—		(2.31)	(2.04)		—	—	—	—		(2.31)	(2.04)		—	—	—	—		(2.31)

Total Distributions	(2.20)		(0.33)	(0.15)	—	—		(2.31)	(2.05)		(0.20)	(0.07)	—	—		(2.31)	(2.05)		(0.20)	(0.07)	—	—		(2.31)

Net asset value, end of period	$29.59		$25.20	$20.95	$17.93	$14.68		$17.14	$27.60		$23.58	$19.66	$16.89	$13.94		$16.39	$27.60		$23.58	$19.66	$16.89	$13.94		$16.39

Total Return (%) (c)	27.67	(d)	21.98	17.74	22.14	(14.35)		(31.37)	27.22	(d)	21.06	16.85	21.16	(14.95)		(31.86)	27.22	(d)	21.06	16.85	21.16	(14.95)		(31.83)

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived/recovered (%)	1.78	(a)(e)	1.78	1.78	1.78	1.85	(b)	1.90	2.53	(a)(e)	2.53	2.53	2.53	2.60	(b)	2.65	2.53	(a)(e)	2.53	2.53	2.53	2.60	(b)	2.65
Without expenses waived/recovered (%)	1.54	(e)	2.00	2.15	2.43	2.81		2.16	2.29	(e)	2.75	2.90	3.18	3.56		2.91	2.29	(e)	2.75	2.90	3.18	3.56		2.91
Net investment income (loss) to average daily net assets (%)	(0.26	)(e)	0.38	0.24	0.63	(0.54)		(0.63)	(1.07	)(e)	(0.36)	(0.46)	(0.17)	(1.30)		(1.36)	(1.05	)(e)	(0.35)	(0.46)	(0.25)	(1.30)		(1.36)
Portfolio turnover rate (%)	40		78	162	133	234		174	40		78	162	133	237		174	40		78	162	133	234		174
Net assets, end of period ($ millions)	79		50	29	23	7		5	6		4	2	1	1		1	104		73	47	26	11		5

*	Per share amounts have been calculated using the monthly average share method.
(a)	The six-month period ended April 30, 2006 includes payment of previously waived investment advisory fees to the Manager for Class A, B and C Shares.
(b)	Effective July 1, 2002, Eagle Class shares of the International Equity Fund were discontinued and redesignated as Class C shares. Prior to July 1, 2002, the expense limits of the International Equity Fund’s Class A, Class B and Class C shares were 1.90%, 2.65% and 2.65%, respectively. Thereafter, the expense limits of Class A, Class B and Class C shares were 1.78%, 2.53% and 2.53%, respectively.
(c)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Mid Cap Stock Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*									Class B Shares*									Class C Shares*
	For the Six Month Period Ended April 30, 2006 (unaudited)		For the Fiscal Years Ended October 31							For the Six Month Period Ended April 30, 2006 (unaudited)		For the Fiscal Years Ended October 31							For the Six Month Period Ended April 30, 2006 (unaudited)		For the Fiscal Years Ended October 31
			2005	2004	2003	2002		2001				2005	2004	2003	2002		2001				2005	2004	2003	2002		2001
Net asset value, beginning of period	$27.79		$24.57	$21.67	$17.99	$20.21		$23.19		$25.99		$23.15	$20.58	$17.21	$19.50		$22.66		$26.00		$23.16	$20.59	$17.22	$19.51		$22.67

Income from Investment Operations:
Net investment loss	(0.05)		(0.13)	(0.15)	(0.14)	(0.19	)(a)	(0.21	)(a)	(0.14)		(0.31)	(0.30)	(0.27)	(0.33	)(a)	(0.35	)(a)	(0.14)		(0.31)	(0.31)	(0.27)	(0.33	)(a)	(0.35	)(a)
Net realized and unrealized gain (loss) on investments	3.61		3.35	3.05	3.82	(1.44)		1.34		3.36		3.15	2.87	3.64	(1.37)		1.30		3.36		3.15	2.88	3.64	(1.37)		1.30

Total from Investment Operations	3.56		3.22	2.90	3.68	(1.63)		1.13		3.22		2.84	2.57	3.37	(1.70)		0.95		3.22		2.84	2.57	3.37	(1.70)		0.95

Less Distributions:
Distributions from net realized gains	(1.96)		—	—	—	(0.59)		(4.11)		(1.96)		—	—	—	(0.59)		(4.11)		(1.96)		—	—	—	(0.59)		(4.11)

Net asset value, end of period	$29.39		$27.79	$24.57	$21.67	$17.99		$20.21		$27.25		$25.99	$23.15	$20.58	$17.21		$19.50		$27.26		$26.00	$23.16	$20.59	$17.22		$19.51

Total Return (%) (b)	13.37	(c)	13.11	13.38	20.46	(8.50)		6.70		12.96	(c)	12.27	12.49	19.58	(9.18)		5.93		12.95	(c)	12.26	12.48	19.57	(9.18)		5.93

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses recovered (%)	1.13	(d)	1.15	1.20	1.28	1.27	(a)	1.55	(a)	1.89	(d)	1.90	1.95	2.03	2.02	(a)	2.30	(a)	1.88	(d)	1.90	1.95	2.03	2.02	(a)	2.30	(a)
Without expenses recovered (%)	1.13	(d)	1.15	1.20	1.28	1.27		1.50		1.89	(d)	1.90	1.95	2.03	2.01		2.25		1.88	(d)	1.90	1.95	2.03	2.01		2.25
Net investment loss to average daily net assets (%)	(0.33	)(d)	(0.48)	(0.64)	(0.72)	(0.88)		(1.04)		(1.08	)(d)	(1.23)	(1.38)	(1.47)	(1.64)		(1.80)		(1.08	)(d)	(1.23)	(1.39)	(1.46)	(1.64)		(1.80)
Portfolio turnover rate (%)	99		146	124	163	171		218		99		146	124	163	171		218		99		146	124	163	171		218
Net assets, end of period ($ millions)	830		633	370	217	174		56		62		60	58	53	39		13		335		284	214	149	100		31

*	Per share amounts have been calculated using the monthly average share method.
(a)	The fiscal years ended October 31, 2002 and 2001 includes payment of previously waived investment advisory fees to the Manger for Class A, B and C Shares.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Small Cap Stock Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*								Class B Shares*								Class C Shares*
	For the Six Month Period Ended April 30, 2006 (unaudited)		For the Fiscal Years Ended October 31						For the Six Month Period Ended April 30, 2006 (unaudited)		For the Fiscal Years Ended October 31						For the Six Month Period Ended April 30, 2006 (unaudited)		For the Fiscal Years Ended October 31
			2005		2004	2003	2002	2001			2005		2004	2003	2002	2001			2005		2004	2003	2002	2001
Net asset value, beginning of period	$32.93		$32.19		$29.00	$21.36	$24.41	$29.17	$30.02		$29.69		$26.95	$19.99	$23.11	$27.97	$30.03		$29.70		$26.96	$20.00	$23.12	$27.98

Income from Investment Operations:
Net investment income (loss)	(0.06)		(0.13	)(a)	(0.16)	(0.19)	0.02	(0.11)	(0.18)		(0.34	)(a)	(0.37)	(0.35)	(0.15)	(0.29)	(0.18)		(0.34	)(a)	(0.36)	(0.35)	(0.15)	(0.29)
Net realized and unrealized gain (loss) on investments	5.93		2.43		3.35	7.83	(1.48)	(1.70)	5.38		2.23		3.11	7.31	(1.38)	(1.62)	5.39		2.23		3.10	7.31	(1.38)	(1.62)

Total from Investment Operations	5.87		2.30		3.19	7.64	(1.46)	(1.81)	5.20		1.89		2.74	6.96	(1.53)	(1.91)	5.21		1.89		2.74	6.96	(1.53)	(1.91)

Less Distributions:
Distributions from net realized gains	(1.14)		(1.56)		—	—	(1.59)	(2.95)	(1.14)		(1.56)		—	—	(1.59)	(2.95)	(1.14)		(1.56)		—	—	(1.59)	(2.95)

Net asset value, end of period	$37.66		$32.93		$32.19	$29.00	$21.36	$24.41	$34.08		$30.02		$29.69	$26.95	$19.99	$23.11	$34.10		$30.03		$29.70	$26.96	$20.00	$23.12

Total Return (%) (b)	18.23	(c)	7.08		11.00	35.77	(6.98)	(6.40)	17.75	(c)	6.26		10.17	34.82	(7.72)	(7.10)	17.78	(c)	6.26		10.16	34.79	(7.72)	(7.10)
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived/recovered (%)	1.23	(d)	1.30	(a)	1.33	1.30	1.30	1.30	1.98	(d)	2.05	(a)	2.08	2.05	2.05	2.05	1.98	(d)	2.05	(a)	2.08	2.05	2.05	2.05
Without expenses waived/recovered (%)	1.23	(d)	1.25		1.33	1.42	1.34	1.33	1.98	(d)	2.00		2.08	2.17	2.09	2.08	1.98	(d)	2.00		2.08	2.17	2.09	2.08
Net investment income (loss) to average daily net assets (%)	(0.37	)(d)	(0.39)		(0.50)	(0.83)	0.06	(0.42)	(1.12	)(d)	(1.13)		(1.26)	(1.58)	(0.64)	(1.17)	(1.12	)(d)	(1.13)		(1.26)	(1.58)	(0.66)	(1.17)
Portfolio turnover rate (%)	24		50		59	45	54	85	24		50		59	45	54	85	24		50		59	45	54	85
Net assets, end of period ($ millions)	274		225		182	111	83	92	12		13		15	14	10	10	104		91		78	57	43	44

*	Per share amounts have been calculated using the monthly average share method.
(a)	The fiscal year ended October 31, 2005 includes payment of previously waived investment advisory fees to the Manager for Class A, B and C shares.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Notes to Financial Statements

(unaudited)

Note 1:	Investment Objectives and Class Offerings. Heritage Series Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and presently offers shares in five series, the Core Equity Fund, the Diversified Growth Fund, the International Equity Fund, the Mid Cap Stock Fund, and the Small Cap Stock Fund (each, a “Fund” and collectively, the “Funds”).

•	The Core Equity Fund primarily seeks long-term growth through capital appreciation.

•	The Diversified Growth Fund primarily seeks long-term capital appreciation by investing in equity securities of companies that may have significant growth potential.

•	The International Equity Fund primarily seeks capital appreciation through investments in a portfolio of international equity securities.

•	The Mid Cap Stock Fund seeks long-term capital appreciation by investing primarily in equity securities of companies with medium market capitalization.

•	The Small Cap Stock Fund seeks long-term capital appreciation by investing primarily in the equity securities of companies with small market capitalization.

All of the Funds except the International Equity Fund currently offer Class A, Class C, Class I, Class R-3 and Class R-5 shares to the public. The International Equity Fund currently only offers Class A and Class C shares. Effective February 1, 2004, Class B shares are not available for direct purchase. For all of the Funds except the Core Equity Fund, Class B shares will continue to be available through exchanges and dividend reinvestments as described in the Fund’s prospectus.

Class A shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class A share investments greater than $1 million, where a maximum sales charge is waived, may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B shares were sold and are still subject to a 5% maximum contingent deferred sales charge (based on the lower of purchase price or redemption price), declining over a six-year period. Class C shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. Class I, Class R-3 and Class R-5 shares are each sold without a front-end sales charge or a contingent deferred sales charge. As of the six-month period ended, April 30, 2006, there were no shares issued in Class R-3 and Class R-5 for the Trust.

Note 2:	Significant Accounting Policies. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material. The following is a summary of significant accounting policies:

Security Valuation: Each Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If the security is traded on the Nasdaq Stock Market, the official NASDAQ closing price is used. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, when prices are not reflective of market value, or when a significant event has been recognized with respect to a security, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Investments in certain debt instruments not traded in an organized market are valued on the basis of valuations furnished by independent pricing services or broker/dealers that utilize

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

information with respect to market transactions in such securities or comparable securities, quotations from broker/dealers, yields, maturities, ratings and various relationships between securities. Securities that are quoted in a foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time the International Equity Fund calculates its daily net asset value per share. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Transactions: The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The International Equity Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investment transactions. Net realized gain (loss) and unrealized appreciation (depreciation) from foreign currency transactions include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of forward foreign currency contracts and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Contracts: The International Equity Fund is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies and to enhance total return. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency’s value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts.

Repurchase Agreements: Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Federal Income Taxes: Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

Distribution of Income and Gains: Distributions of net investment income are made annually. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

Expenses: Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class. Other expenses of each Fund are allocated to each class of shares based upon their relative percentage of net assets.

Offering Expenses: Offering costs associated with the formation of the Core Equity Fund were accounted for as a deferred charge and were amortized on a straight-line basis over the twelve-month period ended April 30, 2006.

Other: Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution, shareholder service, and administrative expenses. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

In the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Note 3:	Fund Shares. At April 30, 2006, there were an unlimited number of shares of beneficial interest of no par value authorized.

Core Equity Fund

Transactions in Class A, C and I shares of the Fund during the six-month period ended April 30, 2006, were as follows:

	Class A Shares		Class C Shares		Class I Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	271,405	$4,038,017	197,123	$2,916,875	6,205,780	$94,889,934
Shares redeemed	(249,170)	(3,715,069)	(65,277)	(979,028)	(50,517)	(774,517)

Net increase	22,235	$322,948	131,846	$1,937,847	6,155,263	$94,115,417

Shares outstanding:
Beginning of period	1,312,877		729,755		—

End of period	1,335,112		861,601		6,155,263

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

Transactions in Class A and C shares of the Fund during the period ended October 31, 2005, were as follows:

	Class A Shares		Class C Shares
	Shares	Amount	Shares	Amount
Shares sold	1,463,450	$21,302,501	765,505	$11,101,270
Shares redeemed	(150,573)	(2,162,923)	(35,750)	(508,856)

Net increase	1,312,877	$19,139,578	729,755	$10,592,414

Shares outstanding:
Beginning of period	—		—

End of period	1,312,877		729,755

Diversified Growth Fund

Transactions in Class A, B and C shares of the Fund during the six-month period ended April 30, 2006, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	931,988	$26,306,152	2,178	$57,503	137,833	$3,632,693
Shares issued on reinvestment of distributions	239,230	6,475,969	36,216	919,169	143,135	3,632,777
Shares redeemed	(835,031)	(23,908,150)	(126,161)	(3,355,312)	(274,517)	(7,234,397)

Net increase (decrease)	336,187	$8,873,971	(87,767)	$(2,378,640)	6,451	$31,073

Shares outstanding:
Beginning of period	4,758,036		766,341		2,671,168

End of period	5,094,223		678,574		2,677,619

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2005, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,312,149	$61,295,754	46,350	$1,161,819	391,191	$9,780,245
Shares issued on reinvestment of distributions	149,383	3,912,348	35,477	880,550	129,075	3,203,643
Shares redeemed	(866,569)	(23,062,808)	(216,819)	(5,453,095)	(563,028)	(14,123,304)

Net increase (decrease)	1,594,963	$42,145,294	(134,992)	$(3,410,726)	(42,762)	$(1,139,416)

Shares outstanding:
Beginning of fiscal year	3,163,073		901,333		2,713,930

End of fiscal year	4,758,036		766,341		2,671,168

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

International Equity Fund

Transactions in Class A, B and C shares of the Fund during the six-month period ended April 30, 2006, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	704,536	$19,035,715	22,693	$566,133	693,275	$17,474,241
Shares issued on reinvestment of distributions	167,618	4,237,389	15,323	362,246	265,851	6,284,709
Shares redeemed	(164,917)	(4,474,414)	(13,907)	(351,245)	(255,937)	(6,491,780)

Net increase	707,237	$18,798,690	24,109	$577,134	703,189	$17,267,170

Shares outstanding:
Beginning of period	1,965,913		185,358		3,081,445

End of period	2,673,150		209,467		3,784,634

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2005, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,045,430	$25,001,701	91,166	$2,007,569	1,072,211	$23,810,999
Shares issued on reinvestment of distributions	18,455	426,865	915	19,946	21,264	463,338
Shares redeemed	(462,632)	(10,879,460)	(9,341)	(206,916)	(421,079)	(9,266,123)

Net increase	601,253	$14,549,106	82,740	$1,820,599	672,396	$15,008,214

Shares outstanding:
Beginning of fiscal year	1,364,660		102,618		2,409,049

End of fiscal year	1,965,913		185,358		3,081,445

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

Mid Cap Stock Fund

Transactions in Class A, B and C shares of the Fund during the six-month period ended April 30, 2006, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	6,787,011	$192,531,309	21,091	$551,991	1,398,041	$36,921,949
Shares issued on reinvestment of distributions	1,556,102	42,403,786	166,749	4,225,419	813,465	20,629,484
Shares redeemed	(2,880,854)	(81,924,057)	(218,009)	(5,757,746)	(847,641)	(22,402,860)

Net increase (decrease)	5,462,259	$153,011,038	(30,169)	$(980,336)	1,363,865	$35,148,573

Shares outstanding:
Beginning of period	22,776,852		2,290,477		10,912,991

End of period	28,239,111		2,260,308		12,276,856

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2005, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	11,709,547	$309,478,386	103,329	$2,552,129	3,150,787	$78,616,962
Shares redeemed	(4,004,119)	(107,071,538)	(313,349)	(7,810,192)	(1,487,693)	(37,318,460)

Net increase (decrease)	7,705,428	$202,406,848	(210,020)	$(5,258,063)	1,663,094	$41,298,502

Shares outstanding:
Beginning of fiscal year	15,071,424		2,500,497		9,249,897

End of fiscal year	22,776,852		2,290,477		10,912,991

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

Small Cap Stock Fund

Transactions in Class A, B and C shares of the Fund during the six-month period ended April 30, 2006, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	960,413	$34,027,289	5,651	$179,937	225,895	$7,224,811
Shares issued on reinvestment of distributions	216,727	7,321,053	15,251	467,581	106,303	3,261,383
Shares redeemed	(740,290)	(26,126,896)	(91,537)	(2,968,493)	(312,824)	(9,994,135)

Net increase (decrease)	436,850	$15,221,446	(70,635)	$(2,320,975)	19,374	$492,059

Shares outstanding:
Beginning of period	6,841,216		436,129		3,016,929

End of period	7,278,066		365,494		3,036,303

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2005, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,042,749	$100,451,905	18,012	$544,843	701,518	$21,082,596
Shares issued on reinvestment of distributions	265,169	8,840,746	24,233	741,274	132,386	4,052,329
Shares redeemed	(2,124,232)	(69,515,875)	(109,965)	(3,297,313)	(456,057)	(13,661,608)

Net increase (decrease)	1,183,686	$39,776,776	(67,720)	$(2,011,196)	377,847	$11,473,317

Shares outstanding:
Beginning of fiscal year	5,657,530		503,849		2,639,082

End of fiscal year	6,841,216		436,129		3,016,929

Class B Share Conversions.    Class B shares convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase the Class B shares was accepted. The following table illustrates the shares and amount of Class B shares that were converted to Class A shares for the six-month period ended April 30, 2006.

	Shares Converted
	Class A Shares		Class B Shares
	Shares	Amount	Shares	Amount
Diversified Growth Fund	50,971	$1,461,789	54,445	$1,461,789
International Equity Fund	5,648	153,813	6,045	153,813
Mid Cap Stock Fund	61,826	1,762,584	66,567	1,762,584
Small Cap Stock Fund	44,933	1,625,870	49,574	1,625,870

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

Redemption Fees.    A redemption fee of 2% of the value of the shares sold is imposed on fund shares sold (by redemption or exchange to another Heritage mutual fund) within seven calendar days of their acquisition by purchase or exchange. For the six-month period ended April 30, 2006, to offset the costs and market impact associated with short-term money movements, the Fund received redemption fees as follows:

Redemption Fees
Core Equity Fund	$858
Diversified Growth Fund	320
International Equity Fund	1,250
Mid Cap Stock Fund	3,455
Small Cap Stock Fund	392

Note 4:	Purchases and Sales of Securities. For the six-month period ended April 30, 2006, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

	Investment Securities
	Purchases	Sales
Core Equity Fund	$96,526,202	$7,300,178
Diversified Growth Fund	104,618,819	96,264,894
International Equity Fund	89,974,088	60,455,592
Mid Cap Stock Fund	1,180,257,547	1,074,093,005
Small Cap Stock Fund .	81,223,640	88,079,735

Note 5:	Investment Advisory Fees and Other Transactions With Affiliates. Under the Trust’s Investment Advisory and Administrative Agreements (“Agreements”) with Heritage Asset Management, Inc. (the “Manager” or “Heritage”), the Funds agreed to pay an annualized fee to the Manager equal to the following rates as a percentage of each Fund’s average daily net assets, which is computed daily and payable monthly.

	Investment Advisory Fee	Break Point*
Core Equity Fund	0.60%	All Assets

Diversified Growth Fund	0.60%	First $500 million
	0.55%	$500 million to $1 billion
	0.50%	Over $1 billion

International Equity Fund	0.85%	First $100 million
	0.65%	$100 million to $1 billion
	0.55%	Over $1 billion

Mid Cap Stock Fund	0.60%	First $500 million
	0.55%	$500 million to $1 billion
	0.50%	Over $1 billion

Small Cap Stock Fund	0.60%	First $500 million
	0.55%	$500 million to $1 billion
	0.50%	Over $1 billion

*	When average daily net assets exceed the Fund’s respective break point, the investment advisory fee is reduced to the subsequent investment advisory fee on those assets greater than the break point.

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

Administrative Fees.    Effective January 3, 2006, under the terms of the Agreements, the Funds agreed to pay to the Manager an administrative fee equal to 0.15% of the average daily net assets of Class A, Class B, Class C and Class R-3 shares and 0.10% of the average daily net assets of Class I and Class R-5 shares. As of the six-month period ended April 30, 2006, there were no shares in Class R-3 and Class R-5 for the Trust. The following table illustrates the amount of administrative fees charged to the Funds for the six-month period ended April 30, 2006.

	Administrative Fees
	Class A Shares	Class B Shares	Class C Shares	Class I Shares
Core Equity Fund	$9,861	N/A	$6,129	$11,596
Diversified Growth Fund	71,483	$9,157	34,889	—
International Equity Fund	32,918	2,558	45,019	N/A
Mid Cap Stock Fund	370,128	29,625	154,178	—
Small Cap Stock Fund	124,259	6,234	47,993	—

Subadvisory Fees.    The Manager entered into a subadvisory agreement with Julius Baer Investment Management LLC (“Julius Baer”) to provide to the International Equity Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable by the Manager.

The Manager entered into subadvisory agreements with Eagle Asset Management, Inc. (“Eagle”) with respect to the Core Equity Fund, Diversified Growth Fund, Mid Cap Stock Fund and Small Cap Fund and with Awad Asset Management, Inc. (“Awad”) with respect to the Small Cap Stock Fund to provide investment advice, portfolio management services (including the placement of brokerage orders), and certain compliance and other services for an annualized fee payable by the Manager equal to the following rates as a percentage of each Fund’s average daily net assets, computed daily and payable monthly.

	Subadvisory Fee	Break Point*
Core Equity Fund	0.375%	All Assets
Diversified Growth Fund, Mid Cap Stock Fund, and Small Cap Stock Fund	0.375%	First $500 million
	0.350%	$500 million to $1 billion
	0.325%	Over $1 billion

*	When average daily net assets exceed the Fund’s respective break point, the subadvisory fee is reduced to the subsequent subadvisory fee on those assets greater than the break point.

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

Distribution Fees.    Pursuant to the Class A, Class B, Class C and Class R-3 Distribution plans and in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay Raymond James & Associates, Inc. (the "Distributor") a fee based on the average daily net assets of each class. Such fees are accrued daily and payable monthly. The following table illustrates for each class the distribution fee rate and amount charged to the Funds for the six-month period ended April 30, 2006.

	Distribution Fees
	Class A Shares	Class B Shares	Class C Shares	Class R-3 Shares
Distribution Fee	0.25%	1.00%	1.00%	0.50%
Core Equity Fund	$24,966	N/A	$61,046	$—
Diversified Growth Fund	178,592	$95,924	355,487	—
International Equity Fund	78,435	25,152	437,267	N/A
Mid Cap Stock Fund	911,818	305,071	1,549,704	—
Small Cap Stock Fund	310,695	65,128	484,949	—

The Distribution plan for Class I and Class R-5 shares do not authorize a distribution fee to be paid from Fund assets. The Manager, Eagle, Awad and the Distributor are all wholly owned subsidiaries of Raymond James Financial, Inc. (“RJF”).

Fund Accounting Fees.    The Manager is the Fund Accountant for the Core Equity Fund, the Diversified Growth Fund, the Mid Cap Stock Fund and the Small Cap Stock Fund. For providing Fund Accounting services, the Manager receives payment from the Trust at a fixed fee per fund plus any out-of-pocket expenses. The custodian, and not the Manager, provides Fund Accounting services for the International Equity Fund.

Shareholder Servicing Fees.    The Manager is the Shareholder Servicing Agent for the Trust. For providing Shareholder Servicing, the Manager receives payment from the Trust at a fixed fee per shareholder account plus any out-of-pocket expenses. The following table illustrates the amount of Shareholder Servicing fees charged to the Funds for the six-month period ended April 30, 2006.

	Shareholder Servicing Fees
	Class A Shares	Class B Shares	Class C Shares	Class I Shares
Core Equity Fund	$11,955	N/A	$7,306	$17,315
Diversified Growth Fund	80,569	$10,819	40,093	—
International Equity Fund	31,352	2,514	43,696	N/A
Mid Cap Stock Fund	405,308	33,901	172,213	—
Small Cap Stock Fund	141,259	7,403	55,121	—

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

The Manager has contractually agreed to waive its fees and/or reimburse expenses to each class to the extent that the annual operating expense rate for each class of shares exceed the following annualized rates as a percentage of average daily net assets of each class of shares.

	Expense Limitations
	Class A Shares	Class B and C Shares		Class I(a) and R-5 Shares	Class R-3 Shares
Core Equity Fund	1.65%	2.40	%(b)	1.35%	1.90%
Diversified Growth Fund	1.60%	2.35%		1.30%	1.85%
International Equity Fund	1.78%	2.53%		N/A	N/A
Mid Cap Stock Fund	1.45%	2.20%		1.15%	1.70%
Small Cap Stock Fund	1.40%	2.15%		1.10%	1.65%

(a)	Through December 31, 2006 the Manager voluntarily, but not contractually, agreed to waive its fees and/or reimburse expenses to each class of shares to the extent that Class I shares annual operating expenses exceed 0.95% of the Class I shares average daily net assets.
(b)	Class C shares only. The Core Equity Fund does not offer Class B shares.

Under this agreement, the Core Equity Fund waived investment advisory fees of $35,768 for the six-month period ended April 30, 2006. In addition, this fund waived administrative and shareholder servicing fees for Class I shares of $11,596 and $17,315, respectively. A portion or all of a Fund’s fees and expenses waived and/or reimbursed for the Trust’s prior two fiscal years may be recoverable by the Manager if these fees and expenses fall below the expense limitation agreed to by the Manager. The following table illustrates the amounts that the Manager is allowed to recover and the fiscal year in which these amounts will expire.

	Recoverable Fees and Expenses
	2008	2007	2006
Core Equity Fund	$64,679	$153,000	$—
International Equity Fund(a)	—	221,000	255,378

(a)	Of the amount set to expire in 2006, investment advisory fees of $188,338 were recovered by the Manager from the International Equity Fund for the six-month period ended April 30, 2006. No other investment advisory fees were recovered from the Trust for the six-month period ended April 30, 2006.

Trustees’ Fees.    Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Growth and Income Trust and Heritage Income Trust, all of which are investment companies that are also advised by the Manager of the Trust (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or employee of an affiliate of the Manager receives an annual fee of $23,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. In addition, each independent Trustee that serves on the Audit Committee or Compliance Committee will receive $1,000 for attendance at their respective meeting (in person or telephonic). In addition to meeting fees, the Lead Independent Trustee will receive an annual retainer of $2,500, the Compliance Committee Chair will receive an annual retainer of $3,000, and the Audit Committee Chair will receive an annual retainer of $3,500. Trustees’ fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds.

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

Sales Charges.    Total front-end and contingent deferred sales charges paid to the Distributor for the six-month period ended April 30, 2006, were as follows:

	Front-end Sales Charge	Contingent Deferred Sales Charge
	Class A Shares	Class A Shares	Class B Shares	Class C Shares
Core Equity Fund	$31,223	$—	$—	$1,549
Diversified Growth Fund	45,310	—	10,287	2,844
International Equity Fund	113,729	—	1,704	3,245
Mid Cap Stock Fund	552,754	526	59,019	17,178
Small Cap Stock Fund	131,677	17	8,966	3,272

The Distributor paid sales commission to salespersons from these fees and incurred other distribution costs.

Agency Commissions.    Total agency brokerage commissions paid by the Funds and agency brokerage commissions paid directly to the Distributor for the six-month period ended April 30, 2006 were as follows:

	Total Agency Brokerage Commissions	Paid To Raymond James & Associates, Inc.
Core Equity Fund	$73,679	$—
Diversified Growth Fund	261,377	7,662
International Equity Fund	198,846	277
Mid Cap Stock Fund	2,545,926	35,348
Small Cap Stock Fund	331,334	51,688

Note 6:	Federal Income Taxes. The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent; they are charged or credited to paid in capital or accumulated net realized loss, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share.

Core Equity Fund

For the period ended October 31, 2005, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss and decreased (debited) paid in capital $33,271. A capital loss carryforward in the amount of $3,265 may be applied to any net taxable gains until its expiration date in 2013.

Heritage Series Trust

Notes to Financial Statements

(unaudited)

(continued)

Diversified Growth Fund

For the fiscal year ended October 31, 2005, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss and decreased (debited) paid in capital $2,279,758.

International Equity Fund

For the fiscal year ended October 31, 2005, to reflect reclassifications arising from permanent book/tax differences primarily attributable to foreign currency losses and investments in passive foreign investment companies, the Fund increased (credited) undistributed net investment income and decreased (debited) accumulated net realized loss $498,083. Capital loss carryforwards of $275,104 were utilized in the fiscal year ended October 31, 2005.

Mid Cap Stock Fund

For the fiscal year ended October 31, 2005, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss and decreased (debited) accumulated net realized gain $6,417,221. Capital loss carryforwards of $4,601,400 were utilized in the fiscal year ended October 31, 2005.

Small Cap Stock Fund

For the fiscal year ended October 31, 2005, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss $2,029,617, and decreased (debited) accumulated net realized gain $134 and paid in capital $2,029,483.

For income tax purposes, distributions paid during the fiscal years ended October 31, 2005 and 2004 were as follows:

	Ordinary Income		Long-Term Capital Gains
	2005	2004	2005	2004
Core Equity Fund	$—	$—	$—	$—
Diversified Growth Fund	—	—	8,419,961	—
International Equity Fund	980,653	347,295	—	—
Mid Cap Stock Fund	—	—	—	—
Small Cap Stock Fund	—	—	15,012,045	—

As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforwards
Core Equity Fund	$—	$—	$(3,265)
Diversified Growth Fund	—	11,646,448	—
International Equity Fund	2,984,922	8,600,830	—
Mid Cap Stock Fund	25,073,635	46,678,713	—
Small Cap Stock Fund	—	11,741,700	—

Heritage Series Trust

Understanding Your Ongoing Costs

(unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other fund expenses. The following sections are intended to help you understand your ongoing cost (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial advisor.

Actual Expenses

The table below shows the actual expenses you would have paid on a $1,000 investment in Heritage Series Trust on November 1, 2005 and held through April 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value November 1, 2005	Ending Account Value April 30, 2006	Expenses Paid During Period*
Core Equity Fund
Class A	$1,000.00	$1,084.70	$8.25
Class C	$1,000.00	$1,080.80	$12.09
Class I**	$1,000.00	$1,022.40	$4.76

Diversified Growth Fund
Class A	$1,000.00	$1,173.20	$6.84
Class B	$1,000.00	$1,169.10	$10.86
Class C	$1,000.00	$1,169.10	$10.86

International Equity Fund
Class A	$1,000.00	$1,276.70	$10.05
Class B	$1,000.00	$1,272.20	$14.25
Class C	$1,000.00	$1,272.20	$14.25

Mid Cap Stock Fund
Class A	$1,000.00	$1,133.70	$5.98
Class B	$1,000.00	$1,129.60	$9.98
Class C	$1,000.00	$1,129.50	$9.93

Small Cap Stock Fund
Class A	$1,000.00	$1,182.60	$6.66
Class B	$1,000.00	$1,177.80	$10.69
Class C	$1,000.00	$1,178.10	$10.69

*	See the following page for expense calculation.
**	For the period March 3, 2006 (commencement of operations) to April 30, 2006.

Heritage Series Trust

Understanding Your Ongoing Costs

(unaudited)

(continued)

Hypothetical Example for Comparison Purposes

All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines, the table below shows each Fund’s expenses based on a $1,000 investment and assuming for the period a hypothetical 5% rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Fund’s with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

	Beginning Account Value November 1, 2005	Ending Account Value April 30, 2006	Expenses Paid During Period*
Core Equity Fund
Class A	$1,000.00	$1,016.88	$7.98
Class C	$1,000.00	$1,013.18	$11.69
Class I	$1,000.00	$1,020.08	$4.76

Diversified Growth Fund
Class A	$1,000.00	$1,018.50	$6.36
Class B	$1,000.00	$1,014.78	$10.09
Class C	$1,000.00	$1,014.78	$10.09

International Equity Fund
Class A	$1,000.00	$1,016.22	$8.90
Class B	$1,000.00	$1,012.50	$12.62
Class C	$1,000.00	$1,012.50	$12.62

Mid Cap Stock Fund
Class A	$1,000.00	$1,019.19	$5.66
Class B	$1,000.00	$1,015.42	$9.44
Class C	$1,000.00	$1,015.47	$9.39

Small Cap Stock Fund
Class A	$1,000.00	$1,018.70	$6.16
Class B	$1,000.00	$1,014.98	$9.89
Class C	$1,000.00	$1,014.98	$9.89

*	Expenses are calculated using each Funds’ annualized expense ratios for Class A, B, C and I shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (181); and then dividing that result by the actual number of days in the fiscal year (365). Annualized expense ratios used for each Fund are as follows:

	Class A	Class B	Class C	Class I
Core Equity Fund	1.60%	N/A	2.34%	0.95%
Diversified Growth Fund	1.27%	2.02%	2.02%	N/A
International Equity Fund	1.78%	2.53%	2.53%	N/A
Mid Cap Stock Fund	1.13%	1.89%	1.88%	N/A
Small Cap Stock Fund	1.23%	1.98%	1.98%	N/A

Principal Risks

The greatest risk of investing in each fund is that you could lose money. Each fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, each fund’s net asset value also increases and decreases. The following table identifies the primary risk factors of each fund in light of their respective principal investment strategies. These risk factors are explained below.

Risk Factor	Core Equity Fund	Diversified Growth Fund	International Equity Fund	Mid Cap Stock Fund	Small Cap Stock Fund
Stock Market Risks	X	X	X	X	X
Growth Stocks	X	X	X	X	X
Value Stocks	X				X
Mid-Cap Companies		X		X
Small-Cap Companies		X			X
High-Yield Securities			X
Fixed Income Securities			X
Foreign Securities			X
Emerging Markets			X
Derivatives			X
Focused Holdings	X
Portfolio Turnover			X	X
Market Timing Activities			X

•	Stock Market Risks. The value of a fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

•	Growth Stocks. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

•	Value Stocks. Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

•	Mid-Cap Companies. Investments in medium-capitalization companies generally involve greater risks than investing in larger, more established companies. Mid-cap companies often have narrower commercial markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-cap companies may have less market liquidity than large-cap companies.

•	Small-Cap Companies. Investments in small-cap companies generally involve greater risks than investing in mid- or large-capitalization companies. Small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small-cap companies may have less market liquidity than mid-cap companies and large-cap companies.

•

High-Yield Securities. Investments in securities rated below investment grade or “junk bonds” generally involves significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher rated securities. Therefore, your investment may experience greater volatility in price and yield. High yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

•	Fixed Income Securities. A fund could lose money if the issuer of a fixed-income security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most fixed-income securities, but generally is not a factor for U.S. government obligations. In addition, investing in non-investment grade bonds generally involves significantly greater risk of loss than investments in investment-grade bonds. Issuers of non-investment grade bonds are more likely than issuers of investment-grade bonds to encounter financial difficulties and to be materially affected by these difficulties.

•	Foreign Securities. Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

•	Emerging Markets. When investing in emerging markets, there are risks of greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

•	Derivatives. A fund may use derivatives such as futures contracts, foreign currency forward contracts and options on futures to adjust the risk/return characteristics of its investment portfolio. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies. There can be no assurance that any strategy used will succeed. If a fund’s portfolio manager incorrectly forecasts stock market values or currency exchange rates in utilizing a strategy for the fund, the fund could lose money.

•	Focused Holdings. Funds that normally hold a core portfolio of stocks of fewer companies than other greater diversified funds, the increase or decrease of the value of a single stock may have a greater impact on the fund’s net asset value and total return.

•	Portfolio Turnover. A fund may engage in active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover generally leads to greater transaction costs, may result in additional tax consequences to investors and may adversely affect performance.

•	Risk of Market Timing Activities. Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are small-cap, mid-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the net asset value of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. In order to discourage market timing activity in a fund, redemptions and exchanges of fund shares may be subject to a redemption fee, as described below in “How to Sell Your Investment”. While Heritage monitors trading in the fund, there is no guarantee that it can detect all market timing activities.

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees, since the Trust last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of Heritage Series Trust have concluded that such disclosure controls and procedures are effective as of June 27, 2006.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) of Heritage Series Trust that occurred during the second fiscal quarter that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable to semi-annual reports.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to the registrant.

(b) The certification required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE SERIES TRUST
Date: June 27, 2006
/s/ K. C. Clark
K.C. Clark
Executive Vice President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 27, 2006
/s/ K. C. Clark
K.C. Clark
Executive Vice President and Principal Executive Officer

Date: June 27, 2006

/s/ Andrea N. Mullins
Andrea N. Mullins
Principal Financial Officer and Treasurer